EXECUTION COPY THE NARRAGANSETT ELECTRIC COMPANY and THE BANK OF NEW YORK MELLON, Trustee INDENTURE Dated as of March 22, 2010 DEBT SECURITIES 068301-0006-10016-Active.11878565.5

Table of Contents Page ARTICLE 1 DEFINITIONS .................................................................................................... 1 SECTION 1.1 CERTAIN TERMS DEFINED ......................................................................... 1 ARTICLE 2 SECURITY FORMS ........................................................................................... 9 SECTION 2.1 FORMS GENERALLY .................................................................................. 9 SECTION 2.2 FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION ............................ 9 SECTION 2.3 FORM OF CERTIFICATE OF AUTHENTICATION BY AN AUTHENTICATING AGENT ................................................................................................... 10 SECTION 2.4 SECURITIES ISSUABLE IN THE FORM OF GLOBAL SECURITIES .................... 10 ARTICLE 3 THE SECURITIES ........................................................................................... 12 SECTION 3.1 AMOUNT UNLIMITED; ISSUABLE IN SERIES .............................................. 12 SECTION 3.2 FORM, DENOMINATIONS AND CURRENCIES .............................................. 15 SECTION 3.3 AUTHENTICATION, DATING AND DELIVERY OF SECURITIES ...................... 15 SECTION 3.4 EXECUTION OF SECURITIES ..................................................................... 17 SECTION 3.5 CERTIFICATE OF AUTHENTICATION ......................................................... 18 SECTION 3.6 REGISTRATION, TRANSFER AND EXCHANGE ............................................ 18 SECTION 3.7 MUTILATED, DESTROYED, LOST AND STOLEN SECURITIES ....................... 19 SECTION 3.8 PAYMENT OF INTEREST; INTEREST RIGHTS PRESERVED ............................ 20 SECTION 3.9 CANCELLATION OF SECURITIES; DESTRUCTION THEREOF ......................... 21 SECTION 3.10 TEMPORARY SECURITIES ......................................................................... 22 SECTION 3.11 COMPUTATION OF INTEREST .................................................................... 22 SECTION 3.12 CUSIP NUMBERS ................................................................................... 22 ARTICLE 4 COVENANTS OF THE COMPANY ............................................................... 22 SECTION 4.1 SECTION 4.2 SECTION 4.3 SECTION 4.4 SECTION 4.5 SECTION 4.6 SECTION 4.7 SECTION 4.8 PAYMENT OF SECURITIES ........................................................................ 23 OFFICES OR AGENCY .............................................................................. 23 MONEY FOR SECURITIES PAYMENTS TO BE HELD IN TRUST ..................... 24 [RESERVED.] .......................................................................................... 25 [RESERVED.] .......................................................................................... 25 [RESERVED.] .......................................................................................... 25 CORPORATE EXISTENCE .......................................................................... 25 WAIVER OF CERTAIN COVENANTS .......................................................... 25 SECTION 4.9 CERTIFICATES TO TRUSTEE ..................................................................... 26 SECTION 4.10 CALCULATION OF ORIGINAL ISSUE DISCOUNT ......................................... 26 SECTION 4.11 WAIVER OF USURY, STAY OR EXTENSION LAWS ...................................... 26 -1- 068301-0006-1001 6-Active.l 1878565.5

Table of Contents (continued) Page ARTICLE 5 SECURITYHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE ............................................................................................................. 27 SECTION 5 .1 COMPANY TO FURNISH TRUSTEE INFORMATION AS TO NAMES AND SECTION 5.2 SECTION 5.3 ADDRESSES OF SECURITYHOLDERS ......................................................... 27 PRESERVATION AND DISCLOSURE OF SECURITYHOLDER LISTS ................. 27 REpORTS BY THE COMPANY .................................................................... 27 SECTION 5.4 REpORTS BY THE TRUSTEE ...................................................................... 28 ARTICLE 6 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT .......................................................................................................... 28 SECTION 6.1 SECTION 6.2 SECTION 6.3 SECTION 6.4 SECTION 6.5 SECTION 6.6 EVENT OF DEFAULT DEFINED; ACCELERATION OF MATURITY; WAIVER OF DEFAULT ................................................................................................ 28 COLLECTION OF INDEBTEDNESS BY TRUSTEE; TRUSTEE MAy PROVE DEBT ...................................................................................................... 31 APPLICATION OF PROCEEDS .................................................................... 32 SUITS FOR ENFORCEMENT ....................................................................... 33 RESTORATION OF RIGHTS ON ABANDONMENT OF PROCEEDINGS .............. 33 LIMITATIONS ON SUITS BY SECURITYHOLDERS ........................................ 33 SECTION 6.7 UNCONDITIONAL RIGHT OF SECURITYHOLDERS TO INSTITUTE CERTAIN SUITS ..................................................................................................... 34 SECTION 6.8 POWERS AND REMEDIES CUMULATIVE; DELAY OR OMISSION NOT WAIVER OF DEFAULT ............................................................................. 34 SECTION 6.9 CONTROL BY HOLDERS OF SECURITIES .................................................... 35 SECTION 6.1 0 WAIVER OF PAST DEFAULTS ................................................................... 35 SECTION 6.11 TRUSTEE TO GIVE NOTICE OF DEFAULT, BUT MAy WITHHOLD IN CERTAIN CIRCUMSTANCES .................................................................................... 36 SECTION 6.12 RIGHT OF COURT TO REQUIRE FILING OF UNDERTAKING TO PAY COSTS ... 36 ARTICLE 7 CONCERNING THE TRUSTEE ..................................................................... 36 SECTION 7.1 DUTIES AND RESPONSIBILITIES OF THE TRUSTEE; DURING DEFAULT; PRIOR TO DEFAULT ................................................................................. 36 SECTION 7.2 CERTAIN RIGHTS OF THE TRUSTEE .......................................................... 38 SECTION 7.3 TRUSTEE NOT RESPONSIBLE FOR RECITALS, DISPOSITION OF SECURITIES OR APPLICATION OF PROCEEDS THEREOF ................................................ 40 SECTION 7.4 TRUSTEE AND AGENTS MAY HOLD SECURITIES; COLLECTIONS, ETC. ....... 40 SECTION 7.5 MONEYS HELD BY TRUSTEE .................................................................... 40 SECTION 7.6 COMPENSATION AND INDEMNIFICATION OF TRUSTEE AND ITS PRIOR CLAIM .................................................................................................... 40 SECTION 7.7 RIGHT OF TRUSTEE TO RELY ON OFFICER'S CERTIFICATE, ETC ................. 41 SECTION 7.8 QUALIFICATION OF TRUSTEE; CONFLICTING INTERESTS ........................... 41 -11- 068301-0006-10016-Active.11878565.5

Table of Contents (continued) Page SECTION 7.9 PERSONS ELIGIBLE FOR APPOINTMENT AS TRUSTEE ................................. 41 SECTION 7.10 RESIGNATION AND REMOVAL; APPOINTMENT OF SUCCESSOR TRUSTEE .... 42 SECTION 7.11 ACCEPTANCE OF APPOINTMENT BY SUCCESSOR TRUSTEE ........................ 43 SECTION 7.12 MERGER, CONVERSION, CONSOLIDATION OR SUCCESSION TO BUSINESS OF TRUSTEE ................................................................................................ 44 SECTION 7.13 PREFERENTIAL COLLECTION OF CLAIMS AGAINST THE COMPANY ............ 44 SECTION 7.14 AUTHENTICATING AGENT ....................................................................... 48 ARTICLE 8 CONCERNING THE HOLDERS OF SECURITIES ..................................... 49 SECTION 8.1 SECTION 8.2 SECTION 8.3 SECTION 8.4 ACTION BY HOLDERS .............................................................................. 49 PROOF OF EXECUTION OF INSTRUMENTS BY HOLDERS OF SECURITIES ...... 49 HOLDERS TO BE TREATED AS OWNERS .................................................... 50 SECURITIES OWNED BY COMPANY DEEMED NOT OUTSTANDING .............. 50 SECTION 8.5 RIGHT OF REVOCATION OF ACTION TAKEN .............................................. 51 ARTICLE 9 HOLDERS' MEETINGS .................................................................................. 51 SECTION 9.1 PURPOSES OF MEETINGS ............... . . ............................................. 51 SECTION 9.2 SECTION 9.3 SECTION 9.4 SECTION 9.5 SECTION 9.6 SECTION 9.7 CALL OF MEETINGS BY TRUSTEE ............................................................. 52 CALL OF MEETINGS BY COMPANY OR HOLDERS ...................................... 52 QUALIFICATIONS FOR VOTING ................................................................. 52 REGULATIONS ........................................................................................ 52 VOTING .................................................................................................. 53 No DELAY OF RIGHTS BY REASON OF MEETING ...................................... 54 ARTICLE 10 SUPPLEMENTAL INDENTURES ................................................................ 54 SECTION 10.1 SUPPLEMENTAL INDENTURES WITHOUT CONSENT OF SECURITYHOLDERS. 54 SECTION 10.2 SUPPLEMENTAL INDENTURES WITH CONSENT OF SECURITYHOLDERS ...... 55 SECTION 10.3 NOTICE OF SUPPLEMENTAL INDENTURE ................................................... 57 SECTION 10.4 EFFECT OF SUPPLEMENTAL INDENTURE ................................................... 57 SECTION 10.5 DOCUMENTS To BE GIVEN TO TRUSTEE .................................................. 57 SECTION 10.6 NOTATION ON SECURITIES IN RESPECT OF SUPPLEMENTAL INDENTURES .. 57 ARTICLE 11 CONSOLIDATION, AMALGAMATION, MERGER OR SALE ................ 57 SECTION 11.1 COMPANY MAY MERGE, CONSOLIDATE, ETC., ONLY ON CERTAIN TERMS.57 SECTION 11.2 [RESERVED.] .......................................................................................... 58 SECTION 11.3 SUCCESSOR PERSON SUBSTITUTED .......................................................... 58 ARTICLE 12 SATISFACTION AND DISCHARGE OF INDENTURE, DEFEASANCE, UNCLAIMED MONEyS ........................................................................... 58 -111- 068301-0006-10016-Active.11878565.5

Table of Contents ( continued) Page SECTION 12.1 SATISFACTION AND DISCHARGE OF SECURITIES OF ANy SERIES ............... 58 SECTION 12.2 LEGAL DEFEASANCE AND COVENANT DEFEASANCE ................................ 60 SECTION 12.3 APPLICATION OF TRUST MONEy .............................................................. 63 SECTION 12.4 REPAYMENT OF MONEYS HELD BY PAYING AGENT ................................. 64 SECTION 12.5 RETURN OF UNCLAIMED MONEYS HELD BY TRUSTEE AND PAYING AGENT. 64 ARTICLE 13 MISCELLANEOUS PROVISIONS ............................................................... 64 SECTION 13.1 No PERSONAL LIABILITY OF DIRECTORS, OFFICERS, EMPLOYEES AND STOCKHOLDERS ...................................................................................... 64 SECTION 13.2 PROVISIONS OF INDENTURE FOR THE SOLE BENEFIT OF PARTIES AND HOLDERS ................................................................................................ 65 SECTION 13.3 SUCCESSORS AND ASSIGNS OF COMPANY BOUND BY INDENTURE ............. 65 SECTION 13.4 NOTICES TO HOLDERS; WAIVER .............................................................. 65 SECTION 13.5 ADDRESSES FOR NOTICES ....................................................................... 65 SECTION 13.6 OFFICER'S CERTIFICATES AND OPINIONS OF COUNSEL; STATEMENTS TO BE CONTAINED THEREIN ......................................................................... 66 SECTION 13.7 SEPARABILITY CLAUSE ........................................................................... 67 SECTION 13.8 LEGAL HOLIDAYS ................................................................................... 67 SECTION 13.9 CONFLICT OF ANy PROVISION OF INDENTURE WITH TRUST INDENTURE ACT ........................................................................................................ 67 SECTION 13.10GOVERNINGLAW ................................................................................... 67 SECTION 13.11 SUBMISSION TO JURISDICTION; WAIVER OF JURY TRIAL ........................... 67 SECTION 13.12No SECURITY INTEREST CREATED .......................................................... 68 SECTION 13.13FoRCEMAJEURE .................................................................................... 68 SECTION 13. 14 COUNTERPARTS ...................................................................................... 68 SECTION 13.15EFFECT OF HEADINGS ............................................................................. 68 ARTICLE 14 REDEMPTION OF SECURITIES ................................................................ 69 SECTION 14.1 APPLICABILITY OF ARTICLE ......................... . . .............................. 69 SECTION 14.2 NOTICE OF REDEMPTION; SELECTION OF SECURITIES ............................... 69 SECTION 14.3 PAYMENT OF SECURITIES CALLED FOR REDEMPTION ............................... 70 -lV- 068301-0006-10016-Active.11878565.5

The Narragansett Electric Company *Reconciliation and tie between Trust Indenture Act of 1939, as amended by the Trust Indenture Reform Act of 1990, and Indenture, dated as of March 22,2010. Section of the Trust Indenture Act of 1939 Section of Indenture 31O(a)(1), (2) and (5)................................................ 7.9 310(a)(3) and (4) ...................................................... Inapplicable 310(b)....................................................................... 7.8 and 7.10(a)and(b) 311(a)....................................................................... 7.13(a) and (c) (i) and (ii) 311(b)....................................................................... 7.13(b) 312(a)....................................................................... 5.1 and 5.2(a) 312(b )....................................................................... 5.2(b) 312(c)....................................................................... 5.2(b) 313(a)....................................................................... 5.4(a) 313(b)(1) .................................................................. Inapplicable 313(b)(2).................................................................. 5.4(a) 313(c)....................................................................... 5.4(a) 313(d)....................................................................... 5.4(b) 314(a) ....................................................................... 4.9and5.3 314(b)....................................................................... Inapplicable 314(c)(1) and (2) ...................................................... 13.6 314(c)(3) .................................................................. Inapplicable 314(d)....................................................................... Inapplicable 314(e)....................................................................... 13.6 315(a), (c) and (d)..................................................... 7.1 315(b) ....................................................................... 6.11 315(e)....................................................................... 6.12 316(a)(1) .................................................................. 6.9and6.10 316(a)(2) .................................................................. Inapplicable 316(a) (last sentence)................................................ 8.4 316(b)....................................................................... 6.7 316(c)....................................................................... 8.1 317(a)....................................................................... 6.2 317(b )....................................................................... 4.2 and 4.3 318(a)....................................................................... 13.9 * This reconciliation and tie shall not, for any purpose, be deemed to be part of the Indenture or to have any bearing upon the interpretation of any of its terms or provisions. 068301-0006-10016-Active.11878565.5

INDENTURE, dated as of March 22,2010, between The Narragansett Electric Company, a Rhode Island company (the "Company"), and The Bank of New York Mellon, a New York banking corporation duly organized and existing under the laws of the State of New York (the "Trustee"). Recitals of the Company The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its notes, debentures or other evidences of its unsecured indebtedness (collectively, the "Securities"), to be issued in one or more series, authenticated and delivered, as in this Indenture provided. All things necessary have been done to make this Indenture a valid and legally binding agreement of the Company, in accordance with its terms. NOW, THEREFORE, THIS INDENTURE WITNESSETH: For and in consideration of the premises and the purchase of the Securities by the Persons acquiring the same, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of the Securities of any series, without giving any priority of anyone Security or series over any other, except as otherwise expressly provided herein, as follows: ARTICLE 1 DEFINITIONS Section 1.1 Certain Terms Defmed. The following terms (except as otherwise expressly provided or unless the context otherwise clearly requires) for all purposes of this Indenture, including any indenture supplemental hereto, have the respective meanings specified in this Section. All other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein. The words "herein," "hereof' and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision. All references herein to "Articles" or other subdivisions are to the corresponding Articles or other subdivisions of this Indenture. The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular. "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by agreement or otherwise. 068301·0006·10016·Active.11878565.5

"Authenticating Agent" means, with respect to any series of Securities, any authenticating agent appointed by the Trustee, with respect to that series of Securities, pursuant to Section 7.14. "Authorized Newspaper" means a newspaper or financial journal printed in the English language, customarily published at least once a day, and customarily published for at least five days in each calendar week, whether or not published on days that are legal holidays and of general circulation; or, in the alternative, shall mean such form of communication as may have come into general use for the dissemination of information of import similar to that of the information specified to be published by the provisions hereof. Whenever successive publications are required or authorized to be made in Authorized Newspapers, the successive publications may be made (unless otherwise expressly provided herein) in the same or different newspapers meeting the foregoing requirements and in each case on any Business Day. In case, by reason of the suspension of publication of any Authorized Newspaper, or for any other cause, it shall be impractical without unreasonable expense to make pUblication of any notice in an Authorized Newspaper as required by this Indenture, then such method of publication or notification as shall be made with the approval of the Trustee shall be deemed the equivalent of the required pUblication of such notice in an Authorized Newspaper. "Bankruptcy Law" means Title 11 of the U.S. Code or any similar federal or state law for the relief of debtors. "Board of Directors" means either the board of directors of the Company or any committee of such Board of Directors or Officer duly authorized to act with respect to a particular matter on behalf of the Board of Directors. "Board Resolution" means a copy of a resolution certified by the secretary, any assistant secretary or any director of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee. "Business Day," when used with respect to any Place of Payment or any other location specified in the Securities or this Indenture, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or location are generally authorized or obligated by law, regulation or executive order to close, except as may be otherwise specified as contemplated by Section 3.1 (x). "Capital Stock" means: (1) in the case of a corporation, corporate stock; (2) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock; (3) in the case of a partnership or limited liability company, partnership or membership interests (whether general or limited); and -2- 068301·0006·10016-Active.11878565.5

(4) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person "Code" means the Internal Revenue Code of 1986, as amended, or any successor thereto. "Common Stock" means Capital Stock of any class or classes (however designated) which has no preference as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of the issuing Person, and which is not subject to redemption by the issuing Person. "Company Order" and "Company Request" mean a written order or request signed in the name of the Company by an Officer and delivered to the Trustee. "Conversion Event" means the cessation of use of (i) a Foreign Currency both by the government of the country or the confederation which issued such Foreign Currency and for the settlement of transactions by a central bank or other public institutions of or within the international banking community or (ii) any currency unit or composite currency for the purposes for which it was established. "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office, on the date of original execution of this Indenture, is located at The Bank of New York Mellon, Corporate Trust Services, One Canada Square, London E14 5AL, United Kingdom, Fax: +44-(0)20-7964- 2536, Attention: Corporate Trust Services, with a copy to: The Bank of New York Mellon, Global Trust Services, 101 Barclay Street, New York, New York, Fax: (212) 815-5366 or at any other time at such other address as the Trustee may designate from time to time by notice to the parties hereto, or at the principal corporate trust office of any successor trustee as to which such successor trustee may notify the parties hereto in writing. "Covenant Defeasance" has the meaning specified in Section 12.2. "Default" means any event that is, or with the passage of time or the giving of notice or both would be, an Event of Default. "Depository" means, with respect to the Securities of any series or any Tranche thereof, unless otherwise specified in the applicable supplemental indenture, which, in accordance with the determination of the Company, will be issued in whole or in part in the form of one or more Global Securities, The Depository Trust Company, New York, New York, another clearing agency or any successor registered under the Exchange Act, or other applicable statute or regulation, which, in each case, shall be designated by the Company pursuant to either Section 2.4 or Section 3.1. If at any time there is more than one such Person, "Depository" as used with respect to the Securities of any such series or Tranche thereof means each Depository with respect to the Securities of that series or Tranche. "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder. -3- 068301-0006-10016-Active.11878565.5

"Event of Default" means any event or condition specified as such in Section 6.1. "Foreign Currency" means any currency, currency unit or composite currency, including, without limitation, pounds sterling and the euro, issued by the government of one or more countries, other than the United States of America, or by any recognized confederation or association of such governments. "GAAP" means generally accepted accounting principles in the United States. "Global Security" means, with respect to all or any part of any series of Securities, a temporary or permanent Security executed by the Company and authenticated and delivered by the Trustee to the Depository or pursuant to the Depository's instruction, all in accordance with this Indenture and pursuant to a Company Order, which shall be registered in the name of the Depository or its nominee and the ownership of which will be registered in a "book-entry" or other system maintained by the Depository. "Government Securities" means securities that are: (a) direct obligations of the United States of America for the timely payment of which its full faith and credit is pledged; or (b) obligations of a Person controlled or supervised by and acting as an agency or instrumentality ofthe United States of America the timely payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuers thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act), as custodian with respect to any such Government Securities or a specific payment of principal of or interest on any such Government Securities held by such custodian for the account of the holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the ho lder of such depository receipt from any amount received by the custodian in respect of the Government Securities or the specific payment of principal of or interest on the Government Securities evidenced by such depository receipt. "guarantee" means a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner (including letters of credit and reimbursement agreements in respect thereof), of all or any part of any Indebtedness or other obligations and, when used as a verb, shall have corresponding meamng. "Holder" and "Securityholder" mean, with respect to a Security, the Person in whose name such Security is registered in the Securities Register (which terms, in the case of a Global Security, mean the Depository, notwithstanding that the Depository maintains a "book entry" or other system for identification of ownership in respect of such Global Security). -4- 068301·0006-10016-Active.11878565.5

The term "include" (and other forms of such term) means "include, without limitation. " "Indebtedness" means, with respect to any Person, without duplication, any indebtedness of such Person in respect of borrowed money evidenced by bonds, notes, debentures or similar instruments. "Indenture" means this instrument as originally executed and delivered or, if amended or supplemented as herein provided, as so amended or supplemented, and includes the forms and terms of particular series of Securities established as contemplated hereunder. The term "interest" means, with respect to any Original Issue Discount Security which by its terms bears interest only after Maturity, interest payable after Maturity. "Interest Payment Date" means, with respect to any Security, the Stated Maturity of an installment of interest on such Security. "Legal Defeasance" has the meaning specified in Section 12.2. "Lien" means, with respect to any asset, any mortgage, lien (statutory or otherwise), pledge, hypothecation, charge, security interest, preference, priority or encumbrance of any kind in respect of such asset, whether or not filed, recorded or otherwise perfected under applicable law, including any conditional sale or other title retention agreement, any lease in the nature thereof, any option or other agreement to sell or give a security interest in and any filing of or agreement to give any financing statement under the Uniform Commercial Code (or equivalent statutes) of any jurisdiction; provided that in no event shall an operating lease be deemed to constitute a Lien. "Maturity" means, with respect to any Security, the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, call for redemption or otherwise. "Officer" means the Chairman of the Board, the Chief Executive Officer, the Chief Financial Officer, the President, any Executive Vice President, Senior Vice President or Vice President, the Treasurer, any Assistant Treasurer or the Secretary or any Assistant Secretary of the Company. "Officer's Certificate" means a certificate signed on behalf of the Company by an Officer of the Company that meets the requirements set forth in this Indenture. "Opinion of Counsel" means a written opinion from legal counsel, which opinion is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company. "Original Issue Discount Security" means any Security that provides for an amount less than the principal amount thereof to be due and payable upon a declaration of acceleration with respect thereto pursuant to Section 6.1. -5- 068301-0006-10016-Active.11878565.5

"Outstanding" (subject to Section 8.4) means, with reference to Securities as of the date of determination, all Securities authenticated and delivered under this Indenture, except: (a) Securities which have been cancelled by the Trustee or delivered to the Trustee for cancellation; (b) Securities, or portions thereof, for the payment or redemption of which moneys in the necessary amount and in the required currency or currency unit shall have been irrevocably deposited in trust with the Trustee or with any Paying Agent (other than the Company) or shall have been set aside, segregated and held in trust by the Company for the Holders of such Securities (if the Company shall act as its own Paying Agent) or for the payment of which Government Securities shall have been irrevocably deposited in trust with the Trustee in accordance with Article 12; provided that, if such Securities, or portions thereof, are to be redeemed prior to the Stated Maturity thereof, notice of such redemption shall have been given as herein provided, or provision satisfactory to the Trustee shall have been made for giving such notice; (c) any such Security with respect to which the Company has effected defeasance pursuant to the terms hereof, except to the extent provided in Section 12.2; (d) Securities in substitution for which other Securities shall have been authenticated and delivered, or which shall have been paid, pursuant to the terms of Section 3.7 (except with respect to any such Security as to which proof satisfactory to the Trustee and the Company is presented that such Security is held by a Person in whose hands such Security is a legal, valid and binding obligation of the Company); and ( e) any such Security converted or exchanged as contemplated by this Indenture into Common Stock of the Company or other securities, if the terms of such Security provide for such conversion or exchange pursuant to Section 3.1. In determining whether Holders of the requisite principal amount of Outstanding Securities of any or all series have made or given any request, demand, authorization, direction, notice, consent or waiver hereunder, or are present to constitute a quorum at a meeting of Holders of Securities, the principal amount of an Original Issue Discount Security that shall be deemed to be Outstanding for such purposes shall be the amount of the principal thereof that would be due and payable as of the date of such determination upon a declaration of acceleration with respect thereto pursuant to Section 6.1. "Overdue Rate" means, with respect to any Security of Securities, the rate designated as such in or pursuant to the resolution of the Board of Directors or the supplemental indenture, as the case may be, relating to such Security as contemplated by Section 3.1. "Paying Agent" means any Person authorized by the Company to pay the principal of, or premium, if any, or interest, if any, on, any Securities on behalf of the Company. -6- 068301-0006-10016-Active.11878565.5

"Periodic Offering" means an offering of Securities of a series from time to time, any or all ofthe specific terms of which Securities, which may be in one or more Tranches, including the rate or rates of interest, if any, thereon, the Stated Maturity or Maturities thereof and the redemption provisions, if any, with respect thereto, are to be determined by the Company or its agents from time to time subsequent to the initial request for authentication and delivery of such Securities by the Trustee, all as contemplated in Section 3.1. "Person" means any individual, corporation, limited liability company, partnership, limited partnership, joint venture, association, joint stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity. "Place of Payment" means, with respect to any Security, the place or places where the principal of, and premium, if any, and interest, if any, on, such Security are payable as specified pursuant to Section 3.1. "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same indebtedness as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.7 in lieu of a lost, destroyed, mutilated or stolen Security shall be deemed to evidence the same debt as the lost, destroyed or stolen Security. "Redemption Date" means, with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture. "Redemption Price" means, with respect to any Security or portion thereof to be redeemed, the price at which it is to be redeemed pursuant to this Indenture. "Regular Record Date" for the interest payable on any Interest Payment Date on a Security means the date specified for that purpose pursuant to Section 3.1 or as specified in Section 3.8. "Responsible Officer" means, with respect to the Trustee, any officer assigned to the Corporate Trust Office, including any managing director, vice president, assistant vice president, assistant treasurer, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, and also, with respect to a particular matter, any other officer, to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject. "SEC" means the U.S. Securities and Exchange Commission. "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder. "Securities Register" has the meaning specified in Section 3.6. -7- 068301-0006-10016-Active.11878565.5

"Securities Registrar" has the meaning specified in Section 3.6. "Security" or "Securities" has the meaning specified in the recitals of this Indenture. "Special Record Date" for the payment of any defaulted interest means a date fixed pursuant to Section 3.8. "Stated Maturity" means, with respect to any Security or any installment of principal thereof or premium or interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of principal or interest is due and payable by the Company (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension). "Subordinated Indebtedness" means, with respect to the Securities of a particular series, any Indebtedness of the Issuer which is by its terms subordinated in right of payment to the Securities of such series. "Subsidiary" means with respect to any Person: (1) any corporation, association, or other business entity (other than a partnership, joint venture, limited liability company or similar entity) of which more than 50% of the total voting power of shares of Capital Stock entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time of determination owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof; and which (2) any partnership, joint venture, limited liability company or similar entity of (x) more than 50% of the capital accounts, distribution rights, total equity and voting interests or general or limited partnership interests, as applicable, are owned or controlled, directly or indirectly, by such Person or one or more of the other Subsidiaries of that Person or a combination thereof whether in the form of membership, general, special or limited partnership or otherwise, and (y) such Person or any Subsidiary of such Person is a controlling general partner or otherwise controls such entity. "Successor Person" has the meaning specified in Section 11.1. "Tranche" means a group of Securities which (a) are of the same series and (b) are identical except as to principal amount and/or date of issuance. "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended, and the rules and regulations of the SEC promulgated thereunder. -8- 068301-0006-10016-Active.11878565.5

"u.s. Dollars" or "$" means the lawful currency of the United States. "United States," except as otherwise provided in or pursuant to this Indenture, means the United States of America (including the states thereof and the District of Columbia), its territories and possessions and other areas subject to its jurisdiction. ARTICLE 2 SECURITY FORMS Section 2.1 Forms Generally. The Securities of each series shall be in substantially such form as shall be established pursuant to Section 3.1, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or any indenture supplemental hereto, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as the Company may deem appropriate and as are not contrary to the provisions of this Indenture, or as may be required to comply with any law or with any rules made pursuant thereto or with any rules of any securities exchange or of any automated quotation system, or to conform to usage, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of the Securities. The definitive Securities shall be prepared by the Company and shall be printed, lithographed or engraved on steel-engraved borders, or may be produced in any other manner, all as determined by the officers executing such Securities, as conclusively evidenced by their execution of such Securities, subject to the rules of any securities exchange or automated quotation system on which such Securities are listed or quoted and (with respect to Global Securities) to the rules of the Depository. Section 2.2 Form of Trustee's Certificate of Authentication. The Trustee's certificate of authentication on all Securities shall be in substantially the following form: This is one of the Securities of the series designated therein referred to in the within mentioned Indenture. [NAME OF TRUSTEE], as Trustee By: ____ ~----------------__ Authorized Signatory -9- 068301·0006·10016·Active.11878565.5

Section 2.3 Form of Certificate of Authentication by an Authenticating Agent. If at any time there shall be an Authenticating Agent appointed with respect to any series of Securities, then the Certificate of Authentication by such Authenticating Agent on all Securities of each such series shall be in substantially the following form: By [NAME OF AUTHENTICATING AGENT], Authenticating Agent By: __________________________ __ Authorized Signatory Section 2.4 Securities Issuable in the Form of Global Securities. ( a) If the Company shall establish pursuant to Section 3.1 that the Securities of a particular series are to be issued in whole or in part as one or more Global Securities, then the Company shall execute, and the Trustee shall, in accordance with Section 3.3 and the Company Order deliver to the Trustee thereunder, authenticate and make available for delivery, one or more Global Securities, each of which (i) shall represent an aggregate principal amount equal to the aggregate principal amount of the Outstanding Securities of such series to be represented by such Global Security and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be increased or reduced to reflect exchanges and redemptions, (ii) shall be registered in the name of the Depository or its nominee, (iii) shall be delivered by the Trustee to the Depository or pursuant to the Depository's instruction and (iv) if required by the Depository, shall bear a legend reflecting the Depository's interest in such Global Security. (b) Notwithstanding any provision of Section 3.6, any Global Security thereof may be transferred, in whole but not in part, and in the manner provided in Section 3.6, only to another nominee of the Depository for such series or Tranche, to the Depository by a nominee ofthe Depository, or by a nominee to another nominee of such Depository or, in either case, to a successor Depository for such series selected or approved by the Company or to a nominee of such successor Depository. (c) If at any time the Depository for Securities of a series or Tranche thereof notifies the Company that it is unwilling or unable to continue as Depository for Securities of such series or Tranche or if at any time the relevant Depository shall no longer be registered or in good standing under the Exchange Act, or other applicable statute or regulation, and a successor Depository is not appointed by the Company within 120 days after the Company receives such notice or becomes aware of such condition, as the case may be, this Section shall -10- 068301-0006-10016-Active.11878565.5 no longer be applicable to the Securities of such series or Tranche and the Company will execute, and the Trustee, upon receipt of a Company Order for the authentication and delivery of definitive Securities of such series or Tranche, will authenticate and make available for delivery, Securities of such series or Tranche in definitive form, in authorized denominations, and in an aggregate principal amount equal to the aggregate principal amount of the Global Security or Global Securities of such series or Tranche in exchange for such Global Security or Global Securities. The Company may at any time and in its sole discretion determine that Securities of any series or Tranche thereof shall no longer be represented by one or more Global Securities and that the provisions of this Section shall no longer apply to the Securities of such series or Tranche. In such event the Company will execute and the Trustee, upon receipt of a Company Order for the authentication and delivery of individual Securities of such series or Tranche, will authenticate and make available definitive Securities of such series or Tranche, in authorized denominations, and in an aggregate principal amount equal to the aggregate principal amount ofthe Global Security or Global Securities of such series or Tranche in exchange for such Global Security. If specified by the Company pursuant to Section 3.1 with respect to a series of Securities or Tranche thereof, the Depository for such series or Tranche may surrender a Global Security for such series or Tranche in exchange in whole or in part for definitive Securities of such series or Tranche on such terms as are acceptable to the Company and such Depository. Thereupon, the Company shall execute, and the Trustee shall authenticate and make available for delivery, without service charge, (i) to each Person specified by such Depository a new definitive Security or Securities of the same series or Tranche, of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Persons' beneficial interest in the Global Security; and (ii) to such Depository a new Global Security in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of individual Securities delivered to Holders thereof. In any exchange provided for in any of the preceding paragraphs of this Section, the Company will execute and the Trustee will authenticate and make available for delivery definitive Securities in registered form in authorized denominations. Upon the exchange of a Global Security for Securities in definitive form, such Global Security shall be cancelled by the Trustee. Individual Securities issued in exchange for a Global Security pursuant to this Section shall be registered in such names and in such authorized denominations and bearing any applicable restrictive legends as the Depository for such Global Security shall instruct the Trustee in writing. The Trustee shall make such Securities available for delivery to the Persons in whose names such Securities are so registered. -11- 068301·0006·10016·Active.11878565.5

ARTICLE 3 THE SECURITIES Section 3.1 Amount Unlimited; Issuable in Series. The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited. The Securities will constitute direct, unconditional and (except as provided in Section 4.6) unsecured obligations of the Company and will rank at least equally with all other unsecured and unsubordinated obligations of the Company (subject, in the event of insolvency, to laws of general applicability relating to or affecting creditor's rights). The Securities may be issued from time to time in one or more series. With respect to the Securities of any particular series, there shall be established in, or pursuant to the authority granted in, a resolution of the Board of Directors, and set forth in an Officer's Certificate, or established in one or more indentures supplemental hereto prior to the issuance of Securities of a senes: (a) the form ofthe Securities of the series; (b) the title of the Securities of the series (which shall distinguish the Securities of the series from all other Securities); any limit upon the aggregate principal amount of the Securities of that series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of that series pursuant to Sections 2.4, 3.6, 3.7, 3.10, 10.6, or 14.3 and except for any Securities which, pursuant to Section 3.3, are deemed never to have been authenticated and delivered hereunder); (c) the percentage or percentages of principal amount at which the Securities of the series will be issued; (d) the date or dates on which the Securities of the series may be issued; (e) the date or dates, which may be serial, on which the principal of, and premium, if any, on, the Securities of the series are payable; (f) the record dates, if any, for the determination of holders to whom such principal of, and premium thereon, if any, is payable; (g) the rate or rates, or the method of determination thereof, at which the Securities ofthe series shall bear interest, if any, any Overdue Rate (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any); any formulary or other method or other means by which any such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise; the date or dates from which such -12- 068301·0006·10016·Active.11878565.5 interest shall accrue, the method or methods, if any, by which such date or dates are to be determined, the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if other than as set forth in Section 3.8, for the determination of Holders to whom interest is payable, whether and under what circumstances additional amounts on such Securities or any of them shall be payable, the notice, if any, to Holders regarding the determination of interest on a floating rate Security, and the manner of giving such notice, and the basis upon which interest shall be calculated if other than that of a 360-day year of twelve 30-day months; (h) the place or places where the principal of, and premium, if any, and interest on such Securities of the series shall be payable (if other than as provided in Section 4.2); (i) the provisions, if any, establishing the price or prices at which, the date or dates on which, the period or periods within which the currency or currency unit in which, and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, pursuant to any sinking fund or otherwise; (j) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the date or dates on which, and the period or periods within which or manner of determining the same, the currency or currency unit in which, and the terms and conditions upon which, Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation; (k) if other than denominations of $1 ,000, and any integral multiple thereof, the denominations in which Securities of the series shall be issuable; (1) the stock exchange(s), if any, on which the Securities will be listed; (m) whether the Securities of the series will be convertible into shares of Common Stock of the Company and/or exchangeable for other securities, whether or not issued by the Company, and, if so, the terms and conditions upon which such Securities will be so convertible or exchangeable, and any deletions from or modifications or additions to this Indenture to permit or to facilitate the issuance of such convertible or exchangeable Securities or the administration thereof; (n) whether the Securities of the series are to be issued as Original Issue Discount Securities and, if so, the amount of the discount with respect thereto; (0) if other than the principal amount thereof, the portion of the principal amount of the Securities of the series which shall be payable upon a redemption prior to maturity or a declaration of acceleration with respect thereto pursuant to Section 6.1 or payable in bankruptcy pursuant to Section 6.2; (P) any Events of Default or restrictive covenants provided for with respect to the Securities of the series, if other than as set forth in Section 6.1, Article 4 and Article 11; -13- 068301-0006-10016-Active.11878565.5

(q) in case the Securities of the series do not bear interest, the applicable dates for the purpose of Section 4.1; (r) whether either or both of Section 12.2(b) relating to defeasance or Section 12.2( c) relating to covenant defeasance shall not be applicable to the Securities of such series, or any covenants in addition to those specified in Section 12.2(c) relating to the Securities of such series which shall be subj ect to covenant defeasance, and any deletions from, or modifications or additions to, the provisions of ARTICLE 12 in respect of the Securities of such series; (s) any trustees, paying agents, transfer agents, calculation agents or registrars with respect to the Securities of the series and the name and location of the principal office of such person; (t) whether the Securities of the series are issuable in whole or in part as one or more Global Securities and, in such case, the identity ofthe Depository for such Global Security or Global Securities; (u) the date at which any Global Security shall be dated, if other than the date of original issuance of the first security of the series to be issued; (v) any restrictions on transfer with respect to the Securities of the series and any legend reflecting such restrictions to be placed on such Securities; (w) if the amount of payment of principal of, and premium, if any, or interest on such Securities of the series may be determined with reference to an index, formula or other method, and, if so, the terms and conditions upon which and the manner in which such amounts shall be determined; (x) any exceptions to Section 13.8 or in the definition of "Business Day" with respect to the Securities of the series; (y) if other than U.S. Dollars, the Foreign Currency in which the Securities of such series shall be denominated and in which payments or principal of, and any premium or interest on, such Securities shall or may be payable; (z) if the principal of, any premium or interest on such Securities are to be payable, at the election of the Company or a Holder thereof or otherwise, in U.S. Dollars or in a Foreign Currency other than that in which such Securities are stated to be payable, the date or dates on which, the period or periods within which, and the other terms and conditions upon which, such election may be made, and the time and manner of determining the exchange rate between the Currency in which such Securities are stated to be payable and the Currency in which such Securities or any of them are to be paid pursuant to such election, and any deletions from or modifications of or additions to the terms of this Indenture to provide for or to facilitate the issuance of Securities denominated or payable, at the election of the Company or a Holder thereof or otherwise, in a Foreign Currency; -14- 068301-0006-10016-Active.11878565.5

(aa) if the amount of payments of principal of (and premium, if any, on) and interest, if any, on the Securities of that series may be determined, at the election of the issuer or a Holder thereof, with reference to an index based on a currency or currency unit other than that in which such Securities are denominated or stated to be payable or any other index, the manner in which such amounts shall be determined; and (bb) any other terms of the series and any other modifications or additions to this Indenture in respect of such Securities (which terms shall not be contrary to the provisions of this Indenture). With respect to Securities of a series subject to a Periodic Offering, such resolution of the Board of Directors or indenture supplemental hereto may provide general terms or parameters and may provide that the specific terms of particular Securities, and the Persons authorized to determine such terms or parameters, may be determined in accordance with or pursuant to the Company Order referred to in Section 3.3. All Securities of anyone series shall be substantially identical except as to denomination and except as may otherwise be provided in, or pursuant to the authority granted in, such resolution of the Board of Directors or in any such indenture supplemental hereto. Anything herein to the contrary notwithstanding, the Trustee shall be under no obligation to authenticate and deliver Securities of any series the terms of which, established as contemplated by this Section, would affect the rights, duties, obligations, liabilities or immunities of the Trustee under this Indenture. Section 3.2 Form, Denominations and Currencies. In the absence of any specification pursuant to Section 3.1 with respect to the Securities of any series, the Securities of such series shall be issuable as a Global Security in fully registered form in the name ofthe Holders thereof, without coupons, in denominations of $1,000 and any integral multiple thereof Section 3.3 Authentication, Dating and Delivery of Securities. At any time and from time to time after the original execution and delivery of this Indenture, the Company may deliver Securities of any series, executed by the Company, to the Trustee for authentication. Except as otherwise provided in this Article, the Trustee shall thereupon authenticate and make available for delivery, or cause to be authenticated and delivered, said Securities upon receipt of a Company Order, without any further action by the Company; provided, however, that if Securities of a series are subject to a Periodic Offering the Trustee shall authenticate and make available for delivery Securities of such series from time to time pursuant to such procedures reasonably acceptable to the Trustee. In authenticating such Securities and accepting the responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, prior to the initial authentication of such Securities, and (subject to Section 7.1) shall be fully protected in relying upon: -15- 068301-0006-I0016-Active.11878S6S.5

(a) a Board Resolution relating thereto; (b) an Officer's Certificate or an executed supplemental indenture setting forth the terms of such Securities as provided in Section 3.1; (c) an Officer's Certificate which shall state that all conditions precedent provided for in this Indenture relating to the issuance of such Securities have been complied with, that no Event of Default with respect to any series of Securities has occurred and is continuing and that, to the best knowledge of such Officer, the issuance of such Securities does not constitute and will not result in (i) any Event of Default or any event or condition, which, upon the giving of notice or the lapse of time or both, would become an Event of Default or (ii) any default under the provisions of any other material instrument or agreement by which the Company is bound; and (d) an Opinion of Counsel, which shall state: (i) that the form and the terms of such Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; (ii) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and binding obligations of the Company enforceable in accordance with their terms, except to the extent enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer and other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity (regardless of whether enforceability is considered in a proceeding in equity or at law); and (iii) that no consent, approval, authorization, order, registration or qualification of or with any court or any governmental agency or body having jurisdiction over the Company is required for the execution and delivery of such Securities by the Company, except such as have been obtained (and except that no opinion need be expressed as to securities or "blue sky" laws or any rule or regulation issued pursuant to securities or "blue sky" laws). Notwithstanding the provisions of Section 3.1 and of the immediately preceding paragraph, with respect to Securities of a series subject to a Periodic Offering, the Trustee shall be entitled to receive the Officer's Certificate otherwise required pursuant to Section 3.3(c) and the Opinion of Counsel required by this Section 3.3( d) only once at or prior to the time of the frrst authentication and delivery of such Securities (provided that such Opinion of Counsel addresses the authentication and delivery of all such Securities). With respect to Securities of a series subject to a Periodic Offering, the Trustee may conclusively rely, as to the authorization by the Company of any of such Securities, the forms and terms thereof, the validity thereof and the compliance of the authentication and delivery thereof with the terms and conditions of this Indenture, upon the Opinion of Counselor -16- 068301-0006-10016-Active.11878565.5

Opinions of Counsel, the Officer's Certificate and the certificates and other documents delivered pursuant to this Section 3.3 at or prior to the time of the first authentication and delivery of Securities of such series until any of such opinions, certificates or other documents have been superseded or revoked or expire by their terms; provided, however, that any request by the Company to the Trustee to authenticate and deliver Securities of such series shall constitute a representation and warranty by the Company that as of the date of such request the statements made in the most recent Officer's Certificate delivered pursuant to Section 3.3(c) are true and correct as if made on and as of the date thereof. Any Global Security, shall, unless otherwise provided therein, be delivered to a Depository designated pursuant to Section 3.1. Each Depository designated pursuant to Section 3.1 for a Global Security must at the time of its designation and at all times while it serves as such Depository be a clearing agency registered under the Exchange Act and any other applicable statute or regulation. The Trustee shall have the right to decline to authenticate and make available for delivery any Securities under this Section if the Trustee, being advised by counsel to the Trustee, determines that such action would expose the Trustee to personal liability in a manner not reasonably acceptable to the Trustee. Each Security shall be dated the date of its authentication, except as otherwise provided pursuant to Section 3.1 with respect to the series of which such Security is a part and except that any substitute Security under Section 3.7 shall be dated so that neither gain nor loss in interest shall result from any mutilation, destruction, loss or theft of the relevant Predecessor Security. Section 3.4 Execution of Securities. The Securities shall be signed in the name of and on behalf ofthe Company by anyone of (i) its directors, (ii) the Chief Financial Officer of the Company, (iii) the Treasurer or any Assistant Treasurer of the Company or (iv) the Secretary or any Assistant Secretary of the Company. Such signatures may be the manual or facsimile signatures of such officers. Typographical and other minor errors or defects in any such reproduction of any such signature shall not affect the validity or enforceability of any Security that has been duly authenticated and delivered by the Trustee. In case any officer of the Company who shall have signed any ofthe Securities shall cease to be such officer before the Security so signed shall be authenticated and delivered by or on behalf ofthe Trustee or disposed of by the Company, such Securities nevertheless may be authenticated and delivered or disposed of as though the Person who signed such Securities had not ceased to be such officer of the Company; and any Security may be signed on behalf of the Company by such Persons as, at the actual date of the original execution of such Security, shall be the proper officers of the Company, although at the date of the original execution and delivery of this Indenture, or at the date of such Security, any such Person was not such an officer. -17- 068301-0006-10016-Active.11878565.5

Section 3.5 Certificate of Authentication. No Security shall be entitled to the benefits of this Indenture or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form hereinbefore recited, executed by or on behalf ofthe Trustee or an Authenticating Agent by manual signature. Such certificate by or on behalf of the Trustee or an Authenticating Agent upon any Security executed by the Company shall be conclusive evidence that the Security so authenticated has been duly authenticated and delivered hereunder and that the Holder is entitled to the benefits of this Indenture. Section 3.6 Registration, Transfer and Exchange. Subject to the conditions set forth below (and subject, with respect to Global Securities, to Section 2.4), Securities of any series may be exchanged for a like aggregate principal amount of Securities of the same series. Securities to be exchanged shall be surrendered at the offices or agencies to be maintained for such purposes as provided in Section 4.2, and the Company shall execute and the Trustee or any Authenticating Agent shall authenticate and make available for delivery in exchange therefor the Security or Securities which the Holder making the exchange shall be entitled to receive. The Company shall keep or cause to be kept, at one of said offices or agencies maintained pursuant to Section 4.2, a register for each series of Securities issued hereunder (hereinafter collectively referred to as the "Securities Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall, subject to the provisions of Section 2.4, provide for the registration of Securities of such series and shall register the transfer of Securities 0 f such series as in this Article provided. The Securities Register shall be in written form or in any other form capable of being converted into written form within a reasonable time. The Trustee is hereby appointed as the initial "Securities Registrar" for the purpose of registering Securities and registering transfers of Securities as herein provided. The Company may change the Registrar without prior notice to any Holder. The Company or any Subsidiary ofthe Company may act as Registrar. The Company shall have the right to remove and replace from time to time the Security Registrar for any series of Securities and the Securities Registrar shall have the right to resign from time to time; provided that no such removal, replacement or resignation shall be effective until a successor Security Registrar with respect to such series of Securities shall have been appointed by the Company and shall have accepted such appointment by the Company. If the Company fails to appoint a successor Securities Registrar within 30 days after the Securities Registrar resigns, the Securities Registrar shall be entitled to appoint a successor and the Company's consent to such appointment shall not be unreasonably withheld. In the event that the Trustee shall not be or shall cease to be Security Registrar with respect to a series of Securities, it shall have the right to examine the Security Register for such series at all reasonable times. There shall be only one Security Register for each series of Securities. All Securities presented for registration of transfer or for exchange, redemption or payment shall (if so required by the Company or the Securities Registrar) be duly endorsed by, or be accompanied by a written instrument or instruments of transfer in form satisfactory to the -18- 068301·0006·10016·Active.11878565.5

Company and the Securities Registrar duly executed by, the Holder thereof or his attorney duly authorized in writing. Each Security issued upon registration of transfer or exchange of Securities pursuant to this Section shall be the valid obligation of the Company, evidencing the same indebtedness and entitled to the same benefits under this Indenture as the Security or Securities surrendered upon registration of such transfer or exchange. No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration oftransfer or exchange of Securities, other than exchanges pursuant to Section 3.10, Section 10.6 or Section 14.3 not involving any transfer. The Company shall not be required (a) to issue, exchange or register the transfer of any Securities of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series and ending at the close of business on the day of such mailing, or (b) to exchange or register the transfer of any Securities selected, called or being called for redemption except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed. Section 3.7 Mutilated, Destroyed, Lost and Stolen Securities. In case any temporary or definitive Security shall become mutilated (whether by defacement or otherwise) or be destroyed, lost or stolen, and in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall, except as otherwise provided in this Section, execute, and upon a Company Request, the Trustee shall authenticate and make available for delivery, a new Security of the same series, tenor and principal amount, bearing a number, letter or other distinguishing symbol not contemporaneously outstanding, in exchange and substitution for the mutilated Security, or in lieu of and in substitution for the Security so destroyed, lost or stolen. In every case the applicant for a substituted Security shall furnish to the Company and to the Trustee and any agent ofthe Company or the Trustee such security or indemnity as may be required by them to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof. Upon the issuance of any substitute Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee or any Authenticating Agent) connected therewith. In case any Security which has matured or is about to mature or has been called for redemption in full shall become mutilated or be destroyed, lost or stolen, the Company may, instead of issuing a substitute Security, payor authorize the payment of the same (without surrender thereof except in the case of a mutilated Security). In every case, the applicant for -19- 068301-0006-10016-Active.11878565.5 such payment shall furnish to the Company and to the Trustee and any agent of the Company or the Trustee such security or indemnity as any of them may require to save each of them harmless, and, in every case of destruction, loss or theft, the applicant shall also furnish to the Company and the Trustee and any agent of the Company or the Trustee evidence to their satisfaction of the destruction, loss or theft of such Security and of the ownership thereof Every substitute Security of any series issued pursuant to the provisions of this Section by virtue of the fact that any such Security is destroyed, lost or stolen shall constitute an additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone and shall be entitled to all the benefits of (but shall be subject to all the limitations of rights set forth in) this Indenture equally and proportionately with any and all other Securities of such series duly authenticated and delivered hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions of this Section are exclusive with respect to the replacement or payment of mutilated (whether by defacement or otherwise) or destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender. Section 3.8 Payment ofInterest; Interest Rights Preserved. The Holder of any Securities at the close of business on the Regular Record Date with respect to any Interest Payment Date shall be entitled to receive the interest, if any, payable on such Interest Payment Date notwithstanding the cancellation of such Securities upon any registration of transfer or exchange subsequent to the Regular Record Date and prior to such Interest Payment Date, and, if provided for in the Board Resolution or supplemental indenture pursuant to Section 3.1, in the case of a Security issued between a Regular Record Date and the initial Interest Payment Date relating to such Regular Record Date, interest for the period beginning on the date of issue and ending on such initial Interest Payment Date shall be paid to the Person to whom such Security shall have been originally issued. Except as otherwise specified as contemplated by Section 3.1, for Securities of a particular series the term "Regular Record Date" as used in this Section with respect to any Interest Payment Date shall mean the close of business on the last day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the fifteenth day of a calendar month and shall mean the close of business on the fifteenth day of the calendar month preceding such Interest Payment Date if such Interest Payment Date is the first day of a calendar month, whether or not such day shall be a Business Day. At the option of the Company, payment of interest on any Security may be made by check mailed to the address of the Person entitled thereto (which shall be the Depository in the case of Global Securities) as such address shall appear in the Securities Register. Subject to actual timely receipt of sufficient funds by the Paying Agent for payment in full with respect to a series of Securities, such Paying Agent shall make payments when due on such Securities in accordance with the provisions of this Indenture. -20- 068301-0006-10016-Active.11878565.5

If and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date in respect of any Securities, such defaulted interest shall be paid by the Company at its election in each case, as provided in clause (a) or (b) below: (a) The Company may make payment of any defaulted interest to the Holder of Securities at the close of business on a Special Record Date established by notice given by mail or otherwise in accordance with the procedures ofthe Depository, by or on behalf of the Company, to such Holder not less than 15 days preceding such Special Record Date, such Special Record Date to be not less than 10 days preceding the date for payment of such defaulted interest. (b) The Company may make payment of any defaulted interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities of such series may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee. Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of, or in exchange for, or in lieu of, any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security. Section 3.9 Cancellation of Securities: Destruction Thereof All Securities surrendered for payment, redemption, registration of transfer or exchange, or for credit against any payment in respect of a sinking or analogous fund, shall, if surrendered to the Company or any Paying Agent or any Securities Registrar, be delivered to the Trustee for cancellation or, if surrendered to the Trustee, shall be cancelled by it, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions ofthis Indenture. The Company may at any time deliver to the Trustee for Securities of a series for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by such Trustee. Notwithstanding any other provision of this Indenture to the contrary, in the case of a series, all the Securities of which are not to be originally issued at one time, a Security of such series shall not be deemed to have been Outstanding at any time hereunder if and to the extent that, subsequent to the authentication and delivery thereof, such Security is delivered to the Trustee for such Security for cancellation by the Company or any agent thereof upon the failure of the original purchaser thereof to make payment therefore against delivery thereof, and any Security so delivered to such Trustee shall be promptly cancelled by it. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Global Securities shall not be disposed of until exchanged in full for definitive Securities or until payment thereof is made in full. The Trustee shall, unless instructed to deliver the Securities to the Company in a Company Order, destroy such cancelled Securities and, if requested by the Company in writing, deliver certification of their destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not -21- 068301-0006-10016-Active.11878565.5 operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation. Section 3.10 Temporary Securities. Pending the preparation by the Company of definitive Securities of any series, the Company may execute and the Trustee shall authenticate and make available for delivery in the manner provided in Section 3.3, temporary Securities for such series (printed, lithographed, typewritten or otherwise reproduced, in each case in form satisfactory to the Trustee). Temporary Securities of any series shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities of such series in lieu of which they are issued but with such omissions, insertions and variations as may be appropriate for temporary securities, all as may be determined by the Company. Temporary Securities may contain such reference to any provisions of this Indenture as may be appropriate. Every temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay the Company shall execute and shall furnish definitive Securities of such series and thereupon temporary Securities of such series may be surrendered in exchange therefor without charge at the Corporate Trust Office of the Trustee, and the Trustee shall authenticate and make available for delivery in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series. Such exchange shall be made by the Company at its own expense and without any charge therefore to the Holders. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder. Section 3.11 Computation of Interest. Except as otherwise specified as contemplated by Section 3.1 for Securities 0 f any series, interest on the Securities of each series shall be computed on the basis of a 360-day year of twelve 30-day months. Section 3.12 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP ," "Common Code" or "ISIN" numbers (if then generally in use), and, if so, such numbers shall be used in notices of redemption as a convenience to Holders; provided, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or contained in any notice of redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP," "Common Code" or "ISIN" numbers; provided that any failure to give such notice shall not constitute a Default or an Event of Default. 068301-0006-10016-Active.l1 878S6S.5 ARTICLE 4 COVENANTS OF THE COMPANY -22-

The Company covenants and agrees for the benefit of each series of Securities (except to the extent that any series of Securities is excluded from the benefits of any of such covenants pursuant to Sections 3.1) that on and after the date of original execution of this Indenture and so long as any of the Securities of such series remain Outstanding: Section 4.1 Payment of Securities. The Company will duly and punctually payor cause to be paid in the currency or currency unit in which the Securities of such series are payable, the principal of, any premium and interest on, the Securities of such series at the place or places, at the respective times and in the manner provided in such Securities and in the Indenture. The Company shall, before 11.00 a.ill. (New York time), on each due date of the principal of, and premium, if any, or interest or any other amounts due on Securities of any series, deposit with the Paying Agent a sum in immediately available funds sufficient to pay such amounts becoming due, such sum to be held in trust by the Paying Agent for the benefit of Holders of such Securities. If any payment in respect of any series of Securities provided for in this Section 4.1 is made late but otherwise in accordance with this Indenture, the Paying Agent for the Securities of such series shall make reasonable efforts to make such payment in respect of the Securities of such series. However, unless and until the full amount of any such payment has been made to the Paying Agent for payment to the Holders of Securities of such series, neither it nor any other Paying Agent will be bound (but shall be entitled) to make such payment. If the Paying Agent pays out any amount due in respect of the Securities of any series before receipt of an amount due under this Section 4.1, the Paying Agent will immediately notify the Company and the Company shall on demand reimburse the Paying Agent for the relevant amount and pay interest to the Paying Agent on such amount that is outstanding from the date on which it is paid out to the date of reimbursement at the rate per annum equal to the cost to the Paying Agent of funding the amount paid out, as certified by the Paying Agent. Such interest shall be compounded daily. Section 4.2 Offices or Agencv. So long as any of the Securities remain Outstanding, the Company will maintain in the Borough of Manhattan, The City of New York, New York, and in each Place of Payment for the Securities of a series, an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of Securities of that series and this Indenture may be served (which shall initially be the Corporate Trust Office of the Trustee or, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, such office or agency shall be the principal corporate trust office of the Authenticating Agent designated pursuant to Section 7.14 hereof). The Company will give prompt written notice to the Trustee for the Securities of that series of the location, and any change in the location of any such office or agency. If at any time the Company shall fail to maintain such required office or agency in respect of any series of Securities or shall fail to furnish the Trustee with the required information with respect thereto, presentations, surrenders, notices and demands in respect of Securities of that series may be -23- 068301-0006-10016-Active.11878565.5 made or served at the Corporate Trust Office of the Trustee and the corporate trust office of any Authenticating Agent appointed hereunder; and the Company hereby appoints the Trustee and any Authenticating Agent appointed hereunder its agents to receive all such presentations, surrenders, notices and demands. The Company may also from time to time designate one or more other offices or agencies (in or outside The City of New York) where the Securities of one or more series, or any Tranche thereof may be presented or surrendered for any or all of such purposes, and may from time to time rescind such designation; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain for such purposes an office or agency in the Borough of Manhattan, The City of New York and in each Place of Payment for such purpose. The Company will promptly notify the Trustee for the Securities of each series as affected of any such designation or rescission thereof and of any change in the location of any such office or agency. Unless otherwise specified with respect to any Securities pursuant to Section 3.1, if and so long as the Securities of any series (i) are denominated in a Foreign Currency or (ii) may be payable in a Foreign Currency, or so long as it is required under any other provision of this Indenture, then the Company will maintain with respect to each such series of Securities, or as so required, at least one exchange rate agent. Section 4.3 Money for Securities Payments to Be Held in Trust. If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it shall by 10.00 a.m. (New York City time), on or before each due date of the principal ot: any premium or interest on any ofthe Securities of such series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum in the currency or currencies, currency unit or units or composite currency or currencies in which the Securities of such series are payable (except as otherwise specified pursuant to Section 3.1 for the Securities of such series) sufficient to pay the principal or any premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and shall promptly notify the Trustee in writing of its action or failure so to act. Whenever the Company shall have one or more Paying Agents for any series of Securities, it shall, on or prior to each due date of the principal ot: any premium or interest on any Securities of such series, deposit with any Paying Agent a sum (in the currency or currencies, currency unit or units or composite currency or currencies described in the preceding paragraph) sufficient to pay the principal and any premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled thereto, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee in writing of its action or failure so to act. The Company shall cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall: -24- 068301-0006-10016-Active.11878565.5

(a) hold all sums held by it for the payment of the principal of, any premium or interest on Securities of such series or Tranche in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as provided in or pursuant to this Indenture; (b) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of such series) in the making of any payment of principal of, any premium or interest on the Securities of such series; and (c) At any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent. The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same terms as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such sums. Anything in this Section to the contrary notwithstanding, the agreement to hold sums in trust as provided in this Section is subject to the provisions of Section 12.3, Section 12.4 and Section 12.5. Section 4.4 [Reserved.] Section 4.5 [Reserved.] Section 4.6 [Reserved.] Section 4.7 Corporate Existence. Subject to Article 11, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its legal existence and rights (charter and statutory) and franchises; provided, however, that the foregoing shall not obligate the Company to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to any Holder. Section 4.8 Waiver of Certain Covenants. The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 4.7 or 4.8 and any other covenant not set forth herein and specified pursuant to Section 3.1 to be applicable with respect to the Securities of any series if before or after the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities of such series (which, in the case of a covenant not set forth herein and specified pursuant to Section 3.1 to be applicable to the Securities of any -25- 068301-0006-10016-Active.11878565.5

series, shall include only those series to which such covenant is so specified to be applicable), by act of such Holders, either shall waive such compliance in such instance or generally shall have waived compliance with such term, provision or condition, but no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee and the Paying Agent for the Securities of such series in respect of any such term, provision or condition shall remain in full force and effect. Section 4.9 Certificates to Trustee. (a) For so long as any series of Securities are Outstanding under this Indenture, the Company will, within 120 days after the end of its fiscal year, file with the Trustee an Officer's Certificate complying with the provisions of the second paragraph of Section 13 .6, stating whether or not, to the knowledge of the signer, the Company has complied with the conditions and covenants on its part contained in this Indenture, and, if the signer, to the best of his or her knowledge, knows of any event which is, or after notice or lapse of time or both would become, a default by the Company in the performance, observance or fulfillment of any such condition or covenant, specifying each such default and the nature thereof. For the purpose of this Section, compliance shall be determined without regard to any grace period or requirement of notice provided pursuant to the terms of this Indenture. (b) The Company will deliver to the Trustee, as soon as practicable after the Company becomes aware of the occurrence of any Default or Event of Default, an Officer's Certificate setting forth the details of such Default or Event of Default and the action which the Company proposes to take with respect thereto. Section 4.10 Calculation of Original Issue Discount. The Company shall file with the Trustee promptly at the end of each calendar year (i) a written notice specifying the amount of any original issue discount, as defined under the Code and Treasury regulations, (including daily rates and accrual periods) accrued on any Outstanding Securities as of the end of such year and (ii) such other specific information relating to such original issue discount as may then be relevant under the Code, as amended from time to time. Section 4.11 Waiver of Usury, Stay or Extension Laws. The Company covenants that (to the extent that it may lawfully do so) it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any usury, stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company expressly waives (to the extent that it may lawfully do so) all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted. -26- 068301·0006·10016·Active.11878565.5

ARTICLES SECURITYHOLDER LISTS AND REPORTS BY THE COMPANY AND THE TRUSTEE Section 5.1 Securityholders. Company to Furnish Trustee Information as to Names and Addresses of The Company covenants and agrees that it will furnish or cause to be furnished to the Trustee a list in such form as the Trustee may reasonably require of the names and addresses of the Holders of the Securities of each series semiannually and not later than June 30 and December 31 in each year, and at such other times as the Trustee may request in writing, as of a date no more than 15 days prior to the date such information is so furnished; provided that, if and so long as the Trustee shall be the Securities Registrar for such series, such list shall not be required to be furnished. Section 5.2 Preservation and Disclosure of Security holder Lists. (a) The Trustee shall preserve, in as current a form as is reasonably practicable, all information received by it pursuant to Section 5.1 and similar information received by it in any other capacity under this Indenture (including in its capacity as Securities Registrar) and afford Holders access to the information preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust Indenture Act. (b) Each and every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any Paying Agent shall be held accountable by reason of the disclosure of any such information as to the names and addresses ofthe Holders of Securities in accordance with the provisions of Section 5 .2( a), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 5.2(a). Section 5.3. Reports by the Company. Unless otherwise specified with respect to Securities of a particular series pursuant to Section 3.1, so long as any Securities of such series are outstanding, if not filed electronically with the SEC through the SEC's Electronic Data Gathering, Analysis, and Retrieval System (or any successor system), the Company will furnish to the Trustee and, upon request to the Trustee, Holders of Securities of such series, within 180 days of the end of each fiscal year for annual reports and within 75 days of the end of each fiscal quarter for quarterly reports: (1) an annual report including solely the following information: annual consolidated financial statements of the Company (including balance sheets as of the end of the two most recent fiscal years and statements of earnings and statements of cash flows for the three most recent fiscal years) prepared in accordance with GAAP as in effect from time to time, and a report on the annual financial statements by the Company's certified independent accountants; and -27- 068301-0006-10016-Active.11878S6S.5

(2) quarterly reports including solely the following information: quarterly consolidated financial statements of the Company (including a balance sheet as of the end ofthe most recent fiscal quarter and statements of earnings and statements of cash flows for the period from the end of the most recent fiscal year to the end of the most recent fiscal quarter, and for the corresponding interim period of the preceding fiscal year) prepared in accordance with GAAP as in effect from time to time. In addition, the Company will, for so long as any Securities of any particular series remain outstanding and during any period during which the Company is not subject to Section 13 or Section 15( d) of the Exchange Act, it will furnish to Holders of Securities of such series and to prospective purchasers of Securities of such series, upon their request, the information required to be delivered pursuant to Rule 144A( d)(4) under the Securities Act. The delivery of such reports, information and documents to the Trustee pursuant to this Section 5.3 is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officer's Certificates) other than with respect to Section 7.2. Section 5.4 Reports by the Trustee. (a) If and to the extent required under the Trust Indenture Act, within 60 days after May 15 of each year following the date of original execution of this Indenture, so long as any Securities are Outstanding hereunder, the Trustee shall transmit by mail (with a copy to the Company) to the Securityholders of such series in the manner and to extent provided in Trust Indenture Act Section 313(c), a brief report, as provided by the Trust Indenture Act Sections 313(a) and (b). (b) A copy of each report required to be filed pursuant to Section 5.4(a) shall, at the time of such transmission to the Securityholders of any series, be furnished to the Company and be filed by the Trustee with each stock exchange upon which the Securities of such series are listed and also with the SEC. The Company agrees to notify the Trustee promptly when and as the Securities of any series become admitted to trading on any national securities exchange. ARTICLE 6 REMEDIES OF THE TRUSTEE AND SECURITYHOLDERS ON EVENT OF DEFAULT Section 6.1 Event of Default Defined: Acceleration of Maturity: Waiver of Default. "Event of Default," with respect to the Securities of any series, wherever used herein, means each one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation oflaw or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body), unless it is either inapplicable to a particular series or it -28- 068301-0006-10016-Active.11878565.5 is specifically deleted or modified in the applicable supplemental indenture under which such series of Securities is issued, as the case may be, as contemplated by Section 3.1: (a) default for 14 days or more in the payment when due and payable, upon redemption, acceleration or otherwise, of principal of, or premium, if any, on the Securities of such series; (b) default for 30 days or more in the payment when due of interest on or with respect to the Securities of such series; (c) failure by the Company for 90 days after receipt of written notice given by the Trustee or the Holders of not less than 25% in principal amount of the Securities of such series then Outstanding to comply with any of its obligations, covenants or agreements (other than a default referred to in clauses (a) and (b) above) contained in the Indenture or the Securities of such series; (d) the Issuer pursuant to or within the meaning of any Bankruptcy Law: (e) Law that: (1) commences proceedings to be adjudicated bankrupt or insolvent; (2) consents to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under applicable Bankruptcy law; (3) consents to the appointment of a receiver, liquidator, assignee, trustee, sequestrator or other similar official of it or for all or substantially all of its property; (4) makes a general assignment for the benefit of its creditors; or (5) generally is not paying its debts as they become due; or a court of competent jurisdiction enters an order or decree under any Bankruptcy (1) is for relief against the Issuer in a proceeding in which the Issuer is to be adjudicated bankrupt or insolvent; (2) appoints a receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Issuer or for all or substantially all of the property of the Issuer; or (3) orders the liquidation of the Issuer; and the order or decree remains unstayed and in effect for 90 consecutive days; or (f) any other Event of Default established by one or more indentures supplemental hereto as applicable to the Securities of such series. -29- 068301·0006·10016·Active.11878565.5

If an Event of Default described in clause ( a), (b), ( c) or (f) occurs and is continuing with respect to Securities of any series at the time Outstanding, the Trustee or the Holders of at least 25% in aggregate principal amount of the Securities of such series then Outstanding, by notice in writing to the Company (and to the Trustee if given by Securityholders), may declare the entire principal (or, if the Securities of such series are Original Issue Discount Securities, such portion of the principal as may be specified in the terms of such series) of, and the premium, if any, and accrued and unpaid interest, if any, on all Securities then Outstanding of such series to be due and payable immediately, and upon any such declaration the same shall become immediately due and payable. The Trustee shall have no obligation to accelerate the Securities of any series if in the best judgment of the Trustee acceleration is not in the best interest of the Holders of Securities of such series. If any Event of Default described in clause (d) or (e) above occurs and is continuing, all the principal of, and the premium, if any, and accrued and unpaid interest, if any, on the Securities then Outstanding of that series shall ipso facto become and be immediately due and payable without declaration, presentment, demand or notice of any kind by the Trustee or any Holder of Securities of that series. The foregoing provisions, however, are subject to the condition that if, at any time after a declaration of acceleration with respect to the Securities of any series has been made and before any judgment or decree for the payment of the moneys due shall have been obtained or entered as hereinafter provided, the Company shall payor shall deposit with the Trustee a sum sufficient to pay all matured installments of interest, if any, with respect to all the Securities of such series and the principal of (and premium, if any, on) any and all Securities of such series which shall have become due otherwise than by acceleration (and, to the extent that payment of such interest is enforceable under applicable law, interest on principal, premium or overdue installments of interest, if any, at the Overdue Rate applicable to such series to the date of such payment or deposit) and all amounts payable to the Trustee pursuant to the provisions of Section 7.6, and such amount as shall be sufficient to cover reasonable compensation to the Trustee, its agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee except as a result of negligence or bad faith, and if any and all Events of Default under the Indenture, other than the nonpayment of the principal of and accrued interest on Securities of such series which shall have become due by acceleration, shall have been cured, waived or otherwise remedied as provided herein - then and in every such case the Holders of a majority in aggregate principal amount of the Securities of such series then Outstanding, by written notice to the Company and to the Trustee, may waive all defaults with respect to that series of Securities and rescind and annul such acceleration and its consequences (provided that such rescission would not conflict with any judgment of a court of competent jurisdiction), but no such waiver or rescission and annulment shall extend to or shall affect any subsequent default or shall impair any right consequent thereon. F or all purposes under this Indenture, if a portion of the principal 0 f any Original Issue Discount Security shall have been accelerated and declared or become due and payable pursuant to the provisions hereof, then, from and after such acceleration, unless such acceleration has been rescinded and annulled, the principal amount of such Original Issue Discount Security shall be deemed, for all purposes hereunder, to be such portion of the -30- 068301-0006-10016-Active.11878565.5 principal thereof as shall be due and payable as a result of such acceleration, and payment of such portion of the principal thereof as shall be due and payable as a result of such acceleration, together with interest, if any, thereon and all other amounts owing thereunder, shall constitute payment in full of such Original Issue Discount Security. Section 6.2 Collection ofIndebtedness by Trustee; Trustee May Prove Debt. The Company covenants that if an Event of Default specified in Section 6.1 (a) or (b) occurs with respect to any of the Securities of any series, whether upon Stated Maturity of the Securities of such series or upon any redemption or by acceleration or otherwise, then upon demand of the Trustee for such series, the Company will pay to the Trustee for the benefit of the Holder of any such Security the whole amount that then shall have become due and payable on any such Security for the principal, premium, if any, and interest, if any, and, so far as payment of the same is enforceable under applicable law, interest on overdue principal, premium or installments of interest, if any, at the Overdue Rate applicable to any such Security; and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, and any further amounts payable to the Trustee, its agents and counsel pursuant to the provisions of Section 7.6. In case the Company shall fail forthwith to pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceedings at law or in equity for the collection of the sums so due and unpaid, and may prosecute any such action or proceedings to judgment or final decree, and may enforce any such judgment or final decree against the Company and collect in the manner provided by law out of the property ofthe Company, wherever situated, the moneys adjudged or decreed to be payable. The Trustee shall be entitled and empowered, either in its own name as trustee of an express trust, or as attorney-in-fact for the Holders of any of the Securities, or in both such capacities, to file such proof of debt, amendment of proof of debt, proof of claim, petition or other document as may be. necessary or advisable in order to have the claims of the Trustee and of the Holders of Securities allowed in any equity receivership, insolvency, bankruptcy, liquidation, readjustment, reorganization or other similar proceedings, or any judicial proceedings, relative to the Company or any other obligor on the Securities or its creditors or its property. The Trustee is hereby irrevocably appointed (and the successive respective Holders of the Securities, by taking and holding the same, shall be conclusively deemed to have so appointed the Trustee) the true and lawful attorney-in-fact of the respective Holders of the Securities, with authority to make or file in the respective names of the Holders of the Securities any proof of debt, amendment of proof of debt, claim, petition or other document in any such proceedings and to receive payment of any sums becoming distributable on account thereof, and to execute any other papers and documents and do and perform any and all acts and things for and on behalf of such Holders of the Securities as may be necessary or advisable in the opinion of the Trustee in order to have the respective claims of the Holders of the Securities against the Company or any other obligor on the Securities and/or its property allowed in any such proceedings, and to receive payment of or on account of such claims; provided, however, that nothing herein contained shall be deemed to authorize or empower the -31- 068301-0006-10016-Active.11878565.5

Trustee to consent to or accept or adopt, on behalf of any Holder of Securities, any plan of reorganization or readjustment of the Company or any other obligor on the Securities or, by other action of any character in any such proceeding, to waive or change in any way any right of any Holder of any Security, even though it may otherwise be entitled so to do under any present or future law, all such power or authorization being hereby expressly denied. All rights of action and of asserting claims under this Indenture or under any of the Securities may be enforced by the Trustee without the possession of any of the Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities in respect of which such action was taken. In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party), the Trustee shall be held to represent all the Holders of the Securities in respect of which such action was taken, and it shall not be necessary to make any Holders of such Securities parties to any such proceedings. Section 6.3 Application of Proceeds. Any moneys collected by the Trustee pursuant to this Article in respect of any series of Securities, together with any other sums held by the Trustee (as such) hereunder (other than sums held in trust for the benefit of the Holders of particular Securities), shall be applied in the following order at the date or dates fixed by the Trustee and, in case of the distribution of such moneys on account of principal or any premium or interest, upon presentation (except in respect of Subdivision First below) of the several Securities in respect of which moneys have been collected and stamping (or otherwise noting) thereon the payment, or issuing Securities of such series in reduced principal amounts in exchange for the presented Securities of like series if only partially paid, or upon surrender thereof if fully paid: FIRST: To the payment of costs and expenses applicable to such series in respect of which moneys have been collected, including reasonable compensation to the Trustee and each predecessor Trustee and their respective agents and attorneys and of all expenses and liabilities properly incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith, and all other amounts due to the Trustee or any predecessor Trustee pursuant to Section 7.6; SECOND: To the Holders of Securities of such series for the payment of amounts then due and payable upon all the Securities of such series for principal and premium, if any, and interest, if any, and (to the extent that such interest has been collected by the Trustee), so far as payment of the same is enforceable under applicable law, interest upon overdue principal, premium or installments of interest, if any, at the Overdue Rate applicable to such series, without preference or priority of any kind, -32- 068301·0006·10016·Active.11878565.5 according to the amounts then due and payable on the Securities of such series for principal, premium and interest, respectively; and THIRD: To the payment of the remainder, if any, to the Company or as a court of competent jurisdiction may direct in writing. Section 6.4 Suits for Enforcement. In case an Event of Default with respect to Securities of any series has occurred, has not been waived and is continuing, the Trustee may in its discretion proceed to protect and enforce the rights vested in it by this Indenture by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any of such rights, either at law or in equity or in bankruptcy or otherwise, whether for the specific enforcement of any covenant or agreement contained in this Indenture or in aid of the exercise of any power granted in this Indenture or to enforce any other legal or equitable right vested in the Trustee by this Indenture or by law. Section 6.5 Restoration of Rights on Abandonment of Proceedings. In case the Trustee or any Holder shall have proceeded to enforce any right under this Indenture and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or such Holder, then and in every such case (subject to the binding effect of any determination made in such proceedings) the Company and the Trustee and each of the Holders shall be restored severally and respectively to their former positions and rights hereunder, and (subject as aforesaid) all rights, remedies and powers of the Company, the Trustee and the Holders shall continue as though no such proceedings had been instituted. Section 6.6 Limitations on Suits by Securityholders. Subject to Section 6.7, no Holder of any Security of any series shall have any right by virtue or by availing of any provision of this Indenture to institute an action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder, unless: (a) such Holder previously shall have given to the Trustee written notice of an Event of Default and of the continuance thereof; (b) the Holders of at least 25% in principal amount of the Securities of such series then Outstanding shall have made written request upon the Trustee to institute such action or proceeding in its own name as Trustee hereunder; (c) Holders of the Securities of such series shall have offered to the Trustee reasonable security or indemnity against any loss, liability or expense to be incurred therein or thereby; -33- 068301-0006-10016-Active.11878565.5

(d) the Trustee shall have not complied with such request for 60 days after the receipt thereof and the offer of security or indemnity; and (e) Holders of a majority in principal amount of the Securities of such series then Outstanding shall have not given the Trustee a direction inconsistent with such written request within such 60-day period; it being understood and intended, and being expressly covenanted by the taker and Holder of every Security with every other taker and Holder of any Security and with the Trustee, that no one or more Holders of Securities of any series shall have any right in any manner whatever by virtue or by availing of any provision of this Indenture to affect, disturb or prejudice the rights of any other Holder of Securities, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all Holders of Securities of such series. For the protection and enforcement of the provisions of this Section, each and every Holder of Securities of any series and the Trustee shall be entitled to such relief as can be given either at law or in equity. Section 6.7 Unconditional Right of Security holders to Institute Certain Suits. Nothing contained in this Indenture or in the Securities of any series shall affect or impair the obligation of the Company, which is unconditional and absolute, to pay the principal of, and premium, if any, and interest, if any, on the Securities of such series at the respective places, at the respective times, at the respective rates, in the respective amounts and in the coin or currency therein and herein prescribed, or affect or impair the right of action, which is also absolute and unconditional, of any Holder of any Security to institute suit to enforce such payment at the respective due dates expressed in such Security, or upon redemption, by declaration, repayment or otherwise as herein provided without reference to, or the consent of, the Trustee or the Holder of any other Security, unless such Holder consents thereto. Section 6.8 Powers and Remedies Cumulative; Delay or Omission Not Waiver of Default. Except as provided in Section 6.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holder of any Security is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy. No delay or omission ofthe Trustee or of any Holder of any Security of any series to exercise any right or power accruing upon any Event of Default occurring and continuing as aforesaid shall impair any such right or power or shall be construed to be a waiver of any such Event of Default or an acquiescence therein; and, subject to Section 6.6, every power and remedy given by this Indenture or by law to the Trustee or to the Holder of any Security may -34- 068301-0006-10016-Active.11878565.5

be exercised from time to time, and as often as shall be deemed expedient, by the Trustee or by the Holder of such Security, as the case may be. Section 6.9 Control by Holders of Securities. The Holders of a majority in aggregate principal amount of the Securities of each series affected (with each series voting as a separate class) at the time Outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee with respect to the Securities of such series by this Indenture; provided that such direction shall not be otherwise than in accordance with law and the provisions of this Indenture, and provided, further, that (subj ect to the provisions of Section 7.1) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, shall determine that the action or proceeding so directed may not lawfully be taken or if the Trustee in good faith by its board of directors, the executive committee or a trust committee of directors or Responsible Officers of the Trustee shall determine that the action or proceedings so directed would expose the Trustee to personal liability or if the Trustee in good faith shall so determine that the actions or forebearances specified in or pursuant to such direction would be unduly prejudicial to the interests of Holders of the Securities of all series so affected not joining in the giving of said direction, it being understood that (subject to Section 7.1) the Trustee shall have no duty to ascertain whether or not such actions or forebearances are unduly prejudicial to such Holders. As between the Trustee and the Holders of the Securities, nothing in this Indenture shall impair the right of the Trustee in its discretion to take any action deemed proper by the Trustee and which is not inconsistent with such direction or directions by Securityholders. Section 6.10 Waiver ofrast Defaults. The Holders of not less than a majority in principal amount of the Outstanding Securities of any series on behalf of the Holders of all the Securities of such series may waive any past default hereunder with respect to such series and its consequences (including waivers obtained in connection with a purchase of, or tender or exchange offer for, Securities of any series), except a default: (1) in the payment of the principal 0 f, or any premium, if any, or interest on, any Security of such series, except a rescission of acceleration of the Securities of such series by the Holders of at least a majority in aggregate principal amount of the Securities of such series and a waiver of the payment default that resulted from such acceleration, or (2) in respect of a covenant or provision hereof which under Article 10 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected. Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. -35- 068301-0006-10016-Active.11878565.5

Section 6.11 Trustee to Give Notice of Default, But May Withhold in Certain Circumstances. The Trustee shall transmit to the Securityholders of any series, as the names and addresses of such Holders appear on the Security Register, notice by mail or otherwise in accordance with the procedures of the Depository (i) in the case of a Default or Event of Default under Section 6. 1 (a) or 6. 1 (b) of this Indenture, of all such Defaults or Events of Default that a Responsible Officer of the Trustee has actual knowledge of and (ii) in the case of all other Defaults or Events of Default, of all such Defaults or Events of Default with respect to which a Responsible Officer of the Trustee has received written notice which have occurred with respect to such series, such notice to be transmitted within 90 days after the receipt of such notice, unless such defaults shall have been cured before the giving of such notice (the term "default" or "defaults" for the purposes of this Section being hereby defined to mean any event or condition which is, or with notice or lapse of time or both would become, an Event of Default); provided that, except in the case of a default in the payment of the principal of, or premium, if any, or interest, if any, on any of the Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a trust committee of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the Securityholders of such series. The Trustee shall be entitled to require the Paying Agent and all other agents to act under its direction following the occurrence of a Default or an Event of Default. Section 6.12 Right of Court to Require Filing of Undertaking to Pay Costs. The parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Securityholder or group of Securityholders of any series holding in the aggregate more than 10% in aggregate principal amount of the Securities of such series Outstanding, or to any suit instituted by any Holder of Securities for the enforcement of the payment of the principal of, or premium, if any, or interest, if any, on, any Security on or after the due date expressed in such Security. ARTICLE 7 CONCERNING THE TRUSTEE Section 7.1 Default. Duties and Responsibilities of the Trustee; During Default; Prior to With respect to the Holders of any series of Securities issued hereunder, the Trustee, prior to the occurrence of an Event of Default with respect to the Securities of that series and after the curing or waiving of all Events of Default which may have occurred with respect to -36- 068301-0006-10016-Active.11878565.5 such series, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture. In case an Event of Default with respect to the Securities of a series has occurred (which has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that: (a) prior to the occurrence of an Event of Default with respect to the Securities of such series and after the curing or waiving of all such Events of Default with respect to such series which may have occurred: (i) the duties and obligations of the Trustee shall be determined solely by the express provisions ofthis Indenture, and the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and (ii) in the absence of bad faith on the part of the Trustee, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any statements, certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such statements, certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture; (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts; and ( c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of Securities pursuant to Section 6.9 relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture. Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.1 None of the provisions contained in this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or adequate indemnity against such liability is not reasonably assured to it. -37- 068301-0006-10016-Active.11878565.5

Section 7.2 Certain Rights of the Trustee. Subject to Section 7.1: ( a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting upon any resolution, Officer's Certificate, Company Order, Company Request or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, bond, debenture, note, coupon, security or other paper or document (whether in original or facsimile form) believed by it to be genuine and to have been signed or presented by the proper party or parties; (b) any request, direction, order or demand of the Company mentioned herein shall be sufficiently evidenced by an Officer's Certificate (unless other evidence in respect thereof be herein specifically prescribed); and any resolution of the Board of Directors may be evidenced to the Trustee by a copy thereof certified by the secretary or any assistant secretary ofthe Company; (c) the Trustee may consult with counsel and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted to be taken by it hereunder in good faith and in accordance with such advice or Opinion of Counsel; (d) the Trustee shall be under no obligation to exercise any of the trusts or powers vested in it by this Indenture at the request, order or direction of any of the Securityholders pursuant to the provisions of this Indenture, unless such Securityholders shall have offered to the Trustee reasonable security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred therein or thereby; (e) the Trustee shall not be liable for any action taken or omitted by it in good faith and believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Indenture; (f) prior to the occurrence of an Event of Default hereunder and after the curing or waiving of all Events of Default, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, appraisal, bond, debenture, note, coupon, security or other paper or document unless requested in writing by the Holders of not less than a majority in aggregate principal amount of the Securities of all series affected then Outstanding; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such investigation shall be paid by the Company or, if paid by the Trustee or any predecessor Trustee, shall be reimbursed by the Company upon demand; -38- 068301·0006·10016·Active.11878565.5

(g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys not regularly in its employ, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent or attorney appointed with due care by it hereunder; (h) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine during reasonable hours and upon reasonable notice the books, records and premises of the Company, personally or by agent or attorney, unless such examination is not permitted by applicable law; (i) the Trustee shall not be deemed to have notice of any Default or Event of Default unless (i) in the case ofa Default or Event of Default under Section 6.1 (a) or 6.1(b) of this Indenture, a Responsible Officer of the Trustee has actual knowledge thereof and (ii) in the case of all other Defaults or Events of Default, written notice of any event which is in fact such a Default or Event of Default is received by the Trustee at the Corporate Trust Office ofthe Trustee, and such notice references the Securities and this Indenture, and nothing herein shall be deemed to require the Trustee to monitor the financial performance ofthe Company; and U) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder (including as Paying Agent, as applicable), and each agent, custodian and other Person authorized to act on behalf of the Trustee hereunder. (k) Nothing hereunder shall require the Trustee or Paying Agent to risk, expend or advance its own funds, and neither the Trustee nor the Paying Agent shall be liable for interest on any funds held, except as otherwise set forth herein or as agreed with the Company in writing. (1) From time to time, the Trustee may request that the Company deliver an Officer's Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture. (m) The Trustee shall have no duty to inquire as to the performance by the Company of its covenants hereunder. (n) In no event shall the Trustee be responsible or liable for any special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action. -39- 068301-0006-10016-Active.11878565.5

Section 7.3 Trustee Not Responsible for Recitals, Disposition of Securities or Application of Proceeds Thereof. The recitals contained herein and in the Securities, except the certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for the correctness of the same, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder and that the statements made by it in a Statement of Eligibility on Form T-l supplied to the Company are true and accurate, subject to the qualifications set forth therein. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of any of the Securities or of the proceeds thereof. Section 7.4 Trustee and Agents May Hold Securities; Collections, etc. The Trustee, any Paying Agent, Securities Registrar, Authenticating Agent or any agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities with the same rights it would have if it were not the Trustee or such agent, and, subject to Section 7.8 and Section 7.13, if operative, may otherwise deal with the Company and receive, collect, hold and retain collections from the Company with the same rights it would have if it were not the Trustee, Paying Agent, Securities Registrar, Authenticating Agent or such agent. Section 7.5 Moneys Held by Trustee. Subject to the provisions of Section 12.3, all moneys received by the Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated from other funds except to the extent required by mandatory provisions of law. The Trustee shall have no liability for interest on money it receives and holds in trust except as specifically provided herein. Section 7.6 Compensation and Indemnification of Trustee and Its Prior Claim. The Company covenants and agrees to pay the Trustee (including in its roles as Paying Agent and Securities Registrar, as applicable) from time to time, and the Trustee shall be entitled to such compensation as the Company and the Trustee may from time to time agree in writing for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to payor reimburse the Trustee and each predecessor trustee upon its request for all reasonable and properly incurred expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other Persons not regularly in its employ) except any such expense, disbursement or advance as shall be attributable to its negligence or bad faith. The Company also covenants to indemnify the Trustee (which for purposes of this Section 7.6 shall be deemed to include its directors, officers, employees and agents) and each predecessor trustee for, and hold it harmless against, any loss, liability, damage, claims or expense, including taxes -40- 06830J-0006-JOOJ6-Active.J J 878565.5

(other than taxes measured by the income ofthe Trustee or otherwise applicable to the Trustee for operations outside the scope of this Indenture) incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder and the performance of its duties hereunder, including the costs and expenses 0 f defending itself against or investigating any claim of liability in connection with the exercise or performance of any of its powers or duties hereunder except to the extent that any such loss, liability, damage, claims or expense shall be attributable to the Trustee's negligence or bad faith. The obligations of the Company under this Section to compensate and indemnify the Trustee (including in its roles as Paying Agent and Securities Registrar, as applicable) and each predecessor trustee and to payor reimburse the Trustee and each predecessor trustee for expenses, disbursements and advances shall constitute additional obligations hereunder and shall survive the satisfaction and discharge of this Indenture and resignation or removal of the Trustee. Such additional obligations shall be secured by a Lien prior to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities. Section 7.7 Right of Trustee to Rely on Officer's Certificate, etc. Subject to Section 7.1 and Section 7.2, whenever in the administration of the trusts of this Indenture the Trustee shall deem it necessary or desirable that a matter be proved or established prior to taking or suffering or omitting any action hereunder, such matter (unless other evidence in respect thereof be herein specifically prescribed) may, in the absence of negligence or bad faith on the part of the Trustee, be deemed to be conclusively proved and established by an Officer's Certificate delivered to the Trustee, and such certificate, in the absence of negligence or bad faith on the part of the Trustee, shall be full warrant to the Trustee for any action taken, suffered or omitted by it under the provisions of this Indenture upon the good faith thereof. Section 7.8 Qualification of Trustee; Conflicting Interests. The Trustee for the Securities of any series issued hereunder shall be, or shall deemed to be, subject to the provisions of Section 310(b) of the Trust Indenture Act. In determining whether the Trustee has a conflicting interest as defined in Section 31 O(b) of the Trust Indenture Act with respect to the Securities of any series, there shall be excluded this Indenture with respect to Securities of any particular series of Securities other than that series. Section 7.9 Persons Eligible for Appointment as Trustee. There shall at all times be a Trustee hereunder for each series of Securities, which shall be at all times either: (a) a corporation organized and doing business under the laws of the United States of America or of any State or territory or the District of Columbia, authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal, State, territory or District of Columbia authority; or -41- 068301-0006-10016-Active.11878565.5

(b) a corporation or other Person organized and doing business under the laws of a foreign government that is permitted to act as sole Trustee pursuant to a rule, regulation or order of the SEC, authorized under such laws to exercise corporate trust powers, and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, in either case having a combined capital and surplus of at least $50,000,000. If such corporation publishes reports of condition at least annually, pursuant to law or to requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 7.9, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee for the Securities of any series shall cease to be eligible in accordance with the provisions of this Section 7.9, it shall resign immediately in the manner and with the effect hereinafter specified in this Article. Neither the Company nor any Person directly or indirectly controlling, controlled by, or under common control with the Company shall serve as Trustee for the Securities of any series issued hereunder. Section 7.10 Resignation and Removal; Appointment of Successor Trustee. (a) The Trustee, or any trustee or trustees hereafter appointed, may at any time resign by giving written notice of resignation to the Company and by mailing notice thereof by frrst-class mail to Holders of the Securities at their last addresses as they shall appear on the Security Register or otherwise in accordance with the procedures of the Depository. Upon receiving such notice of resignation, the Company shall promptly appoint a successor trustee or trustees by written instrument in duplicate, executed by authority ofthe Board of Directors, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee or trustees. If no successor trustee shall have been so appointed and have accepted appointment within 30 days after the mailing of such notice of resignation, the resigning Trustee may petition at the expense of the Company any court of competent jurisdiction for the appointment of a successor trustee, or any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, subject to the provisions of Section 6.12, on behalf of himself and all others similarly situated, petition any such court for the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, appoint a successor trustee. (b) In case at any time any ofthe following shall occur: (i) the Trustee shall fail to comply with the provisions of Section 31O(b) of the Trust Indenture Act after written request therefor by the Company or by any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months; or (ii) the Trustee shall cease to be eligible in accordance with the provisions of Section 7.9 and shall fail to resign after written request therefor by the Company or by any Securityholder; -42- 068301-0006-10016-Active.11878565.5

(iii) the Trustee shall become incapable of acting, or shall be adjudged a bankrupt or insolvent; or (iv) a receiver or liquidator of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation; then, in any case, the Company may remove the Trustee and appoint a successor trustee by written instrument, in duplicate, executed by order of the Board of Directors of the Company, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee, or, subject to the provisions of Section 6.12, any Securityholder who has been a bona fide Holder of a Security or Securities for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor trustee. Such court may thereupon, after such notice, if any, as it may deem proper and prescribe, remove the Trustee and appoint a successor trustee. ( c) The Holders of a majority in aggregate principal amount of the Securities at the time Outstanding may at any time remove the Trustee and appoint a successor trustee by delivering to the Trustee so removed, to the successor trustee so appointed and to the Company the evidence provided for in Section 8.1 of the action in that regard taken by the Securityholders. (d) No resignation or removal of the Trustee and no appointment ofa successor trustee pursuant to any of the provisions ofthis Section 7.10 shall become effective until acceptance of appointment by the successor trustee as provided in Section 7.11. Section 7.11 Acceptance of Appointment by Successor Trustee. Any successor trustee appointed as provided in Section 7.10 shall execute, acknowledge and deliver to the Company and to its predecessor trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become vested with all rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as trustee hereunder; but nevertheless, on the written request of the Company or of the successor trustee, upon payment of all amounts due to the Trustee under Section 7.6, the Trustee ceasing to act shall pay over to the successor trustee all moneys at the time held by it hereunder and shall execute and deliver an instrument transferring to such successor trustee all such rights, powers, duties and obligations. Upon request of any successor trustee, the Company shall execute any and all instruments in writing for more fully and certainly vesting in and confirming to such successor trustee all such rights and powers. Any Trustee ceasing to act, shall, nevertheless, retain a prior Lien upon all property or funds held or collected by such trustee to secure any amounts then due to it pursuant to the provisions of Section 7.6. -43- 068301·0006·10016·Active.11878565.5

No successor trustee shall accept appointment as provided in this Section 7.11 unless at the time of such acceptance such successor trustee shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9. Upon acceptance of appointment by any successor trustee as provided in this Section 7.11, the Company shall mail notice thereof by first-class mail to the Holders of Securities at their last addresses as they shall appear on the Security Register or otherwise in accordance with the procedures of the Depository. If the acceptance of appointment is substantially contemporaneous with the resignation, then the notice called for by the preceding sentence may be combined with the notice called for by Section 7.10. If the Company fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Company. Section 7.12 Merger, Conversion, Consolidation or Succession to Business of Trustee. Any corporation in which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to substantially all of the corporate trust business of the Trustee, shall be the successor of the trustee hereunder without the execution or filing of any paper or any further act (including the giving of any notice to Securityholders) on the part of any ofthe parties hereto; provided that such corporation shall be qualified under the provisions of Section 7.8 and eligible under the provisions of Section 7.9. In case at the time such successor to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee and deliver such Securities so authenticated; and, in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor trustee; and in all such cases such certificate shall have the full force which it is anywhere in the Securities or in this Indenture provided for the certificate of authentication of the Trustee. Section 7.13 Preferential Collection of Claims Against the Company. (a) Subject to the provisions of this Section, if the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company or any other obligor of the Securities within three months prior to a default, as defined in Section 7. 13 (c), or subsequent to such a default, then, unless and until such default shall be cured, the Trustee shall set apart and hold in a special account for the benefit of the Trustee individually, the Holders of the Securities and the holders of other indenture securities (as defmed in this Section): (i) an amount equal to any and all reductions in the amount due and owing upon any claim as such creditor in respect of principal or interest, effected after the beginning of such three months' period and valid as against the Company and its other creditors, except any such reduction resulting from the receipt or disposition of any property described in Section 7. 13 (a)(ii), or from the exercise of any right of set-off -44- 068301-0006-10016-Active.11878565.5 which the Trustee could have exercised if a petition in bankruptcy had been filed by or against the Company upon the date of such default; and (ii) all property received by the Trustee in respect of any claim as such creditor, either as security therefor, or in satisfaction or composition thereof, or otherwise, after the beginning of such three months' period, or an amount equal to the proceeds of any such property, if disposed of, subject, however, to the rights, if any, of the Company and its other creditors in such property or such proceeds. Nothing herein contained, however, shall affect the right of the Trustee: (A) to retain for its own account (i) payments made on account of any such claim by any Person (other than the Company) who is liable thereon, (ii) the proceeds of a bona fide sale of any such claim by the Trustee to a third Person, and (iii) distributions made in cash, securities or other property in respect of claims filed against the Company in bankruptcy or receivership or in the proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law; (B) to realize, for its own account, upon any property held by it as security for any such claim, if such property was so held prior to the beginning of such three months' period; (C) to realize, for its own account, but only to the extent of the claim hereinafter mentioned, upon any property held by it as security for any such claim, if such claim was created after the beginning of such three months' period and such property was received as security therefor simultaneously with the creation thereof, and if the Trustee shall sustain the burden of proving that at the time such property was so received the Trustee has no reasonable cause to believe that a default as defined by Section 7. 13 (c) would occur within three months; or (D) to receive payment on any claim referred to in paragraph (B) or (C) above, against the release of any property held as security for such claim as provided in such paragraph (B) or (C), as the case may be, to the extent of the fair value of such property. For the purposes of paragraphs (B), (C) and (D), property substituted after the beginning of such three months' period for property held as security at the time of such substitution shall, to the extent of the fair value of the property released, have the same status as the property released, and, to the extent that any claim referred to in any of such paragraphs is created in renewal 0 f or in substitution for or for the purpose of repaying or refunding any pre existing claim of the Trustee as such creditor, such claim shall have the same status as such pre existing claim. If the Trustee shall be required to account, the funds and property held in such special account and the proceeds thereof shall be apportioned between the Trustee, the Holders -45- 068301-0006-10016-Active.11878565.5

of the Securities and the holders of other indenture securities in such manner that the Trustee, such Holders and the holders of other indenture securities realize, as a result of payments from such special account and payments of dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, the same percentage of their respective claims, figured before crediting to the claim of the Trustee anything on account of the receipt by it from the Company of the funds and property in such special account and before crediting to the respective claims of the Trustee, Holders of the Securities and the holders of other indenture securities dividends on claims filed against the Company in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, but after crediting thereon receipts on account of the indebtedness represented by their respective claims from all sources other than from such dividends and from the funds and property so held in such special account. As used in this paragraph, with respect to any claim, the term "dividends" shall include any distribution with respect to such claim, in bankruptcy or receivership or in proceedings for reorganization pursuant to the Federal Bankruptcy Code or applicable state law, whether such distribution is made in cash, securities or other property, but shall not include any such distribution with respect to the secured portion, if any, of such claim. The court in which such bankruptcy, receivership or proceeding for reorganization is pending shall have jurisdiction (i) to apportion between the Trustee, the Holders of Securities and the holders of other indenture securities, in accordance with the provisions of this paragraph, the funds and property held in such special account and the proceeds thereof; or (ii) in lieu of such apportionment, in whole or in part, to give to the provisions of this paragraph due consideration in determining the fairness of the distributions to be made to the Trustee, the Holders of Securities and the holders of other indenture securities with respect to their respective claims, in which event it shall not be necessary to liquidate or to appraise the value of any securities or other property held in such special account or as security for any such claim, or to make a specific allocation of such distribution as between the secured and unsecured portions of such claims, or otherwise to apply the provisions of this paragraph as a mathematical formula. Any Trustee who has resigned or been removed after the beginning of such three months' period shall be subject to the provisions of this Section 7. 13 (a) as though such resignation or removal had not occurred. If any Trustee has resigned or been removed prior to the beginning of such three months' period, it shall be subject to the provisions of this Section 7.l3(a) if and only if the following conditions exist: (i) the receipt of property or reduction of claim which would have given rise to the obligation to account, if such Trustee had continued as trustee, occurred after the beginning of such three months' period; and (ii) such receipt of property or reduction of claim occurred within three months after such resignation or removal. (b) There shall be excluded from the operation of this Section a creditor relationship arising from: -46- 068301·0006·10016·Active.11878565.5

(i) the ownership or acquisition of securities issued under any indenture, or any security or securities having a maturity of one year or more at the time of acquisition by the Trustee; (ii) advances authorized by a receivership or bankruptcy court of competent jurisdiction or by this Indenture for the purpose of preserving any property which shall at any time be subject to the lien of this Indenture or of discharging tax liens or other prior liens or encumbrances thereon, if notice of such advance and of the circumstances surrounding the making thereof is given to the Holders of the applicable series of Securities at the time and in the manner provided in this Indenture; (iii) disbursements made in the ordinary course of business in the capacity of trustee under an indenture, transfer agent, registrar, custodian, paying agent, fiscal agent or depository, or other similar capacity; (iv) an indebtedness created as a result of services rendered or premises rented or an indebtedness created as a result of goods or securities sold in a cash transaction as defined in Section 7. 13 (c)(iii); (v) the ownership of stock or of some other securities of a corporation organized under the provisions of Section 25(a) of the Federal Reserve Act, as amended, which is directly or indirectly a creditor of the Company; or (vi) the acquisition, ownership, acceptance or negotiation of any drafts, bills of exchange, acceptances or obligations which fall within the classification of self liquidating paper as defined in Section 7. 13 (c)(iv). (c) As used in this Section 7.13: (i) the term "default" shall mean any failure to make payment in full of the principal of or interest upon any of the Securities of the applicable series or upon the other indenture securities when and as such principal or interest becomes due and payable; (ii) the term "other indenture securities" shall mean securities upon which the Company is an obligor (as defined in the Trust Indenture Act) outstanding under any other indenture (i) under which the Trustee is also trustee, (ii) which contains provisions substantially similar to the provisions of Section 7. 13 (a), and (iii) under which a default exists at the time of the apportionment of the funds and property held in said special account; (iii) the term "cash transaction" shall mean any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; -47- 068301-0006-10016-Active.11878565.5

(iv) the term "self-liquidating paper" shall mean any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacture, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon the goods, wares or merchandise or the receivables or proceeds arising from the sale of goods, wares or merchandise previously constituting the security, provided that the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation; and (v) the term "Company" shall mean the Company or any other obligor (if any) under the Securities. Section 7.14 Authenticating Agent. So long as any Securities remain Outstanding, if the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, or otherwise upon a Company Request, there shall be an authenticating agent (the "Authenticating Agent") appointed, for such period as the Company shall elect, by the Trustee to act as its agent on its behalf and subject to its direction in connection with the authentication and delivery of Securities. Securities authenticated by such Authenticating Agent shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by such Trustee. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or to the Trustee's Certificate of Authentication, such reference shall be deemed to include authentication and delivery on behalf ofthe Trustee by an Authenticating Agent and a Certificate of Authentication executed on behalf of such Trustee by such Authenticating Agent. Such Authenticating Agent shall at all times be a corporation organized and doing business under the laws of the United States of America or of any State or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal, State or District of Columbia authority. If the Corporate Trust Office of the Trustee is not located in the Borough of Manhattan, The City of New York, the Authenticating Agent shall have its principal office and place of business in the Borough of Manhattan, The City of New York. Any corporation into which any Authenticating Agent may be merged or converted, or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which any Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency business of any Authenticating Agent, shall continue to be the Authenticating Agent without the execution or filing of any paper or any further act on the part of the Trustee or such Authenticating Agent. Any Authenticating Agent may at any time, and if it shall cease to be eligible shall, resign by giving written notice of resignation to the Trustee and to the Company. The Trustee may at any time terminate the agency of any Authenticating Agent by giving written notice of termination to such Authenticating Agent and to the Company. Upon receiving such -48- 068301-0006-10016-Active.11878565.5 a notice of resignation or upon such a termination, or in case at any time any Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section 7.14, the Trustee shall upon Company Request appoint a successor Authenticating Agent, and the Company shall provide notice of such appointment to all Holders of Securities in the manner and to the extent provided in Section 13.4. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers, duties and responsibilities of its predecessor hereunder, with like effect as if originally named as Authenticating Agent herein. The Company agrees to payor to cause to be paid to the Authenticating Agent from time to time reasonable compensation for its services. The Authenticating Agent shall have no responsibility or liability for any action taken by it as such in good faith at the direction of the Trustee. ARTICLES CONCERNING THE HOLDERS OF SECURITIES Section 8.1 Action by Holders. Whenever in this Indenture it is provided that the Holders of a specified percentage in aggregate principal amount of the Securities of any series may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action) the fact that at the time of taking any such action the Holders of such specified percentage have joined therein may be evidenced (a) by any instrument or any number of instruments of similar intention executed by Holders in person or by agents or proxies appo inted in writing, or (b) by the record of Ho lders voting in favor thereof at any meeting of such Holders duly called and held in accordance with the provisions of Article 9, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Holders. The Company may (but shall not be required to) set a record date for purposes of determining the identity of Securityholders entitled to vote or consent to any action by vote or consent authorized or permitted under this Indenture, which record date shall be the later of 10 days prior to the first solicitation of such consent or the date of the most recent list of Holders furnished to the Trustee pursuant to Section 5.1 of this Indenture prior to such solicitation. If a record date is fixed, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to take such action by vote or consent or to revoke any vote or consent previously given, whether or not such Persons continue to be Holders after such record date. Section 8.2 Proof of Execution of Instruments by Holders of Securities. Subject to Section 7.1, Section 7.2 and Section 9.5, the execution of any instrument by a Holder of a Security or his agent or proxy may be proved in any reasonable manner that the Trustee deems sufficient, including, without limitation, in the following manner: The fact and date of the execution by any such Person of any instrument may be proved by the certificate of any notary public or other officer authorized to take acknowledgments of deeds, that the Person executing such instrument acknowledged to him the execution thereof, or by an affidavit or written statement of a witness to such execution. Where such execution is by an officer of a corporation or association or a member of a partnership on -49- 068301·0006·10016·Active.11878565.5 behalf of such corporation, association or partnership, as the case may be, or by any other Person acting in a representative capacity, such certificate, affidavit or written statement shall also constitute sufficient proof of his authority. The ownership of Securities shall be proved by the Securities Register or by a certificate of the Securities Registrar. The record of any Holders' meeting shall be proved in the manner provided in Section 9.6. Section 8.3 Holders to be Treated as Owners. The Company, the Trustee and any agent of the Company or the Trustee may deem and treat the Person in whose name any Security shall be registered upon the Security Register as the absolute owner of such Security (notwithstanding any notation of ownership or other writing thereon) for the purpose of receiving payment of principal of, and premium, if any, and (subject to Section 3.6 and Section 3.8) interest, if any, on, such Security, and for all other purposes whatsoever, whether or not payment in respect of such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary. All such payments so made to any Holder shall be valid, and, to the extent of the sum or sums so paid, effectual to satisfy and discharge the liability for moneys payable upon such Security. None of the Company, the Trustee or any agent of the Company or the Trustee shall have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Global Security, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests. Notwithstanding the foregoing, with respect to any Global Security, nothing herein shall prevent the Company or the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by any Depository (or its nominee), as a Holder, with respect to such Global Security or impair, as between such Depository and owners of beneficial interests in such Global Security, the operation of customary practices governing the exercise 0 f the right of such Depository (or its nominee) as Holder of such Global Security. Section 8.4 Securities Owned by Company Deemed Not Outstanding. In determining whether the Holders of the requisite aggregate principal amount of Securities of any or all series have concurred in any direction, consent or waiver under this Indenture, Securities which are owned by the Company or any Affiliate of the Company shall be disregarded and deemed not to be Outstanding for the purpose of any such determination, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, consent or waiver only Securities which the Trustee knows are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any Affiliate of the Company. In case of a dispute as to such right, the advice of counsel -50- 068301-0006-10016-Active.l1878565.5 shall be full protection in respect of any decision made by the Trustee in accordance with such advice. Upon request of the Trustee, the Company shall furnish to the Trustee promptly an Officer's Certificate listing and identifying all Securities, if any, known by the Company to be owned or held by or for the account of the Company or any Affiliate of the Company; and, subject to Section 7.1 and Section 7.2, the Trustee shall be entitled to accept such Officer's Certificate as conclusive evidence of the facts therein set forth and of the fact that all Securities not listed therein are Outstanding for the purpose of any such determination. Section 8.5 Right of Revocation of Action Taken. At any time prior to (but not after) the evidencing to the Trustee, as provided in Section 8.1, of the taking of any action by the Holders 0 f the percentage in aggregate principal amount of the Securities of any or all series, as the case may be, specified in this Indenture in connection with such action, any Holder of a Security, the number, letter or other distinguishing symbol of which is shown by the evidence to be included in the Securities the Holders of which have consented to such action, may, by filing written notice at the Corporate Trust Office and upon proof of holding as provided in this Article, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the Holder of any Security shall be conclusive and binding upon such Holder and upon all future Holders and owners of such Security and of any Securities issued in exchange or substitution therefor, irrespective of whether or not any notation in regard thereto is made upon any such Security or such other Security. Any action taken by the Holders of the percentage in aggregate principal amount ofthe Securities of any or all series, as the case may be, specified in this Indenture in connection with such action shall be conclusively binding upon the Company, the Trustee and the Holders of all the Securities affected by such action. ARTICLE 9 HOLDERS' MEETINGS Section 9.1 Purposes of Meetings. A meeting of Holders of Securities of any or all series may be called at any time and from time to time pursuant to the provisions of this Article for any of the following purposes: (a) to give any notice to the Company or to the Trustee for the Securities of such series, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Holders pursuant to any of the provisions of Article 6; (b) to remove the Trustee and nominate a successor Trustee pursuant to the provisions of Article 7; (c) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Section 10.2; or -51- 068301-0006-10016-Active.11878565.5

(d) to take any other action authorized to be taken by or on behalf ofthe Holders of any specified aggregate principal amount of the Securities of anyone or more or all series, as the case may be, under any other provision of this Indenture or under applicable law. Section 9.2 Call of Meetings by Trustee. The Trustee may at any time call a meeting of Holders of Securities to take any action specified in Section 9.1, to be held at such time and at such place in the Borough of Manhattan, The City of New York, or such other Place of Payment, as the Trustee shall determine. Notice of every meeting of the Holders of Securities, setting forth the time and the place of such meeting, and in general terms the action proposed to be taken at such meeting, shall be given to Holders of Securities of the particular series in the manner and to the extent provided in Section 13.4. Such notice shall be given not less than 10 nor more than 60 days prior to the date fixed for the meeting. Section 9.3 Call of Meetings by Company or Holders. In case at any time the Company, pursuant to a resolution of its Board of Directors, or the Holders of at least 10% in aggregate principal amount of the Outstanding Securities of any or all series, as the case may be, shall have requested the Trustee to call a meeting of Holders of Securities of any or all series, as the case may be, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee for such series shall not have given the notice of such meeting within 20 days after receipt of such request, then the Company or such Holders, as the case may be, may determine the time and the place in the Borough of Manhattan or other Place of Payment for such meeting and may call such meeting to take any action authorized in Section 9.1, by giving notice thereof as provided in Section 9.2. Section 9.4 Qualifications for Voting. To be entitled to vote at any meeting of Holders a Person shall be (a) a Holder of one or more outstanding Securities with respect to which such meeting is being held or (b) a Person appointed by an instrument in writing as proxy by such Holder. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel. Section 9.5 Regulations. Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of the Securities in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit. The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Holders of -52- 068301-0006-10016-Active.11878565.5

Securities as provided in Section 9.3, in which case the Company or the Holders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting. Subject to Section 8.4, at any meeting each Holder of Securities with respect to which such meeting is being held or proxy therefor shall be entitled to one vote for each $1,000 principal amount (in the case of Original Issue Discount Securities, such principal amount to be determined as provided in the definition of "Outstanding") of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any such Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Securities held by him or instruments in writing aforesaid duly designating him as the Person to vote on behalf of other Holders. At any meeting of Holders, the presence of Persons holding or representing Securities with respect to which such meeting is being held in an aggregate principal amount sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present. Any meeting of Holders of Securities with respect to which a meeting was duly called pursuant to the provisions of Section 9.2 or Section 9.3 may be adjourned from time to time by Persons holding or representing a majority in aggregate principal amount of such Securities represented at the meeting, present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice. Section 9.6 Voting. The vote upon any resolution submitted to any meeting of Holders of Securities with respect to which such meeting is being held shall be by written ballots on which shall be subscribed the signatures of such Holders or of their representatives by proxy and the serial number or numbers of the Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of holders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 9.2. The record shall show the serial numbers or otherwise identify the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee. Any record so signed and verified shall be conclusive evidence of the matters therein stated. -53- 068301-0006-10016-Active.11878565.5

Section 9.7 No Delay of Rights by Reason of Meeting. Nothing in this Article contained shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Holders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Holders under any of the provisions of this Indenture or of the Securities of any series. ARTICLE 10 SUPPLEMENTAL INDENTURES Section 10.1 Supplemental Indentures Without Consent of Securityho lders. Without the consent of any Holders of Securities, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for one or more of the following purposes: ( a) to cure any ambiguity, omission, mistake, defect or inconsistency; (b) to provide for uncertificated Securities of any series in addition to or in place of certificated Securities of such series; (c) to provide for the assumption of the Company's obligations to the Holders; (d) to make any change that would provide any additional rights or benefits to the Holders of Securities of any series or that does not materially adversely affect the legal rights under the Indenture of any such Holder; (e) to add covenants for the benefit of the Holders of Securities of any series or to surrender any right or power conferred upon the Company; (f) to comply with requirements of the SEC in order to effect or maintain the qualification of this Indenture under the Trust Indenture Act; (g) to evidence and provide for the acceptance and appointment under this Indenture of a successor Trustee hereunder pursuant to the requirements thereof or to otherwise comply with any requirement of this Indenture; (h) to provide for the issuance of exchange securities or private exchange securities, which are identical to exchange securities except that they are not freely transferable; (i) to add a guarantor with respect to the Securities of any series; (j) to conform the text of this Indenture, any supplemental indenture or the Securities of any series to any provision of any "Description of Notes" or any similar section included in any offering document that describes or summarizes the terms of the Securities of such series to the extent that such provision in such "Description of Notes" or similar section -54- 068301·0006·10016·Active.11878565.5 was intended to be a verbatim recitation of a provision of this Indenture, any supplemental indenture or the Securities of such series; (k) to make any amendment to the provisions of this Indenture relating to the transfer and legending of Securities of any series as permitted by this Indenture, including, without limitation, to facilitate the issuance and administration of the Securities of such series; provided, however, that (i) compliance with this Indenture as so amended would not result in Securities of such series being transferred in violation of the Securities Act or any applicable securities law and (ii) such amendment does not materially and adversely affect the rights of Holders to transfer Securities of such series; or (1) to mortgage, pledge, hypothecate or grant any other Lien in favor of the Trustee for the benefit of the Holders of the Securities of any series, as security for the payment and performance of all or any portion of the obligations of the Company under this Indenture and the Securities of such series, in any property or assets. The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, to make any further appropriate agreements and stipulations, which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property thereunder, but the Trustee shall not be obligated to enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. Any supplemental indenture authorized by the provisions of this Section may be executed without the consent of the Holders of any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 10.2. Section 10.2 Supplemental Indentures With Consent of Securityholders. With the consent (evidenced as provided in Article 8) of the Holders of not less than a majority in aggregate principal amount of the Securities at the time Outstanding of all series affected by such supplemental indenture, voting as one class (including consents obtained in connection with a purchase of, or tender or exchange offer for, Securities of any series), the Company, when authorized by a resolution of its Board of Directors, and the Trustee may, from time to time and at any time, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities of each such series; provided that, without the consent of each affected Holder of Securities of any series, no such supplemental indenture shall, with respect to the Securities of any series held by a non-consenting Holder: ( a) reduce the principal amount of such series of Securities whose Holders must consent to an amendment, supplement or waiver; -55- 068301-0006-10016-Active.11878565.5

(b) reduce the principal amount of or change the fixed final maturity of any such series of Securities or alter or waive the provisions with respect to the redemption of such series of Securities; ( c) reduce the rate of or change the time for payment of interest on any Security of such series; (d) waive a Default in the payment of principal of or premium, if any, or interest, if any, on the Securities of such series, except a rescission of acceleration of the Securities of such series by the Holders of at least a majority in aggregate principal amount of the Securities of such series and a waiver of the payment default that resulted from such acceleration, or in respect of a covenant or provision contained in this Indenture which cannot be amended or modified without the consent of all Holders of Securities of such series; (e) make any Security of any series payable in money other than that stated therein; (f) make any change in the provisions of Section 6.10 or in the provisions in this Indenture relating to the rights of Holders to receive payments of principal of or premium, if any, or interest, if any, on the Securities of such series; (g) make any change in the provisions of Section 10.2; or (h) impair the right of any Ho lder to receive payment of principal 0 f, or interest, if any, on such Holder's Securities of such series on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities of such senes. Upon the request of the Company, accompanied by a Board Resolution authorizing the execution of any such supplemental indenture, and upon providing the Trustee with evidence of the consent of Securityholders as aforesaid and other documents, if any, required by Section 8.1, the Trustee shall join with the Company in the execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion, but shall not be obligated to, enter into such supplemental indenture. It shall not be necessary for the consent of the Securityholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof. A supplemental indenture which changes or eliminates any covenant or other provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the Holders of Securities of such series with respect to such covenant or other provision, shall be deemed not to affect the rights under this Indenture of the Holders of Securities of any other series. -56- 068301-0006-10016-Active.11878S6S.S

Section 10.3 Notice of Supplemental Indenture. Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of Section 10.2, the Company shall give a notice thereof by first-class mail to the Holders of Securities of each series affected thereby at their addresses as they shall appear on the Security Register or otherwise in accordance with the procedures of the Depository, setting forth in general terms the substance of such supplemental indenture. Any failure of the Company to give such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture. Section 10.4 Effect of Supplemental Indenture. Upon the execution of any supplemental indenture pursuant to the provisions of this Article, this Indenture shall be modified and amended in accordance therewith, but only with regard to the Securities of each series affected by such supplemental indenture, and the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the Holders of any Securities of such series affected thereby shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be part of the terms and conditions of this Indenture for any and all purposes with regard to the Securities of such series. Section 10.5 Documents To Be Given to Trustee. The Trustee, subject to the provisions of Section 7.1 and Section 7.2, shall be provided with an Officer's Certificate and an Opinion of Counsel as conclusive evidence that any supplemental indenture executed pursuant to this Article complies with the applicable provisions of this Indenture and is authorized or permitted by this Indenture. Section 10.6 Notation on Securities in Respect of Supplemental Indentures. Securities of any series affected by any supplemental indenture which are authenticated and delivered after the execution of such supplemental indenture pursuant to the provisions of this Article may bear a notation in form approved by the Company and the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities of such series then Outstanding. ARTICLE 11 CONSOLIDATION, AMALGAMATION, MERGER OR SALE Section 11.1 Company May Merge, Consolidate, Etc., Only on Certain Terms. Unless otherwise provided in the Board Resolution or supplemental indenture pursuant to Section 3.1 establishing the terms of a particular series of Securities, so long as any Security -57- 068301-0006·10016·Active.11878565.5

remains Outstanding, the Company shall not consolidate or merge with or into or wind up into (whether or not the Company Issuer is the surviving entity), or sell, assign, transfer, lease, conveyor otherwise dispose of all or substantially all of its properties or assets, in one or more related transactions, to any Person unless: (a) (x) the Company is the surviving entity, or (y) the Person formed by or surviving any such consolidation or merger (if other than the Company) or to which such sale, assignment, transfer, lease, conveyance or other disposition will have been made is an entity organized or existing under the laws of the United States, any state or territory thereof or the District of Columbia (such Person being herein called the "Successor Person"); (b) the Successor Person, if other than the Company, expressly assumes all the obligations of the Company under the Indenture and the Securities pursuant to supplemental indentures or other documents or instruments in form reasonably satisfactory to the Trustee; ( c) immediately after such transaction, no Default with respect to any series of Securities exists; and (d) the Company or the Successor Person shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indentures, if any, comply with the Indenture. Section 11.2 [Reserved.] Section 11.3 Successor Person Substituted. Upon any consolidation or merger of the Company with or into any other Person or any sale, assignment, transfer, lease, conveyance or other disposition of all or substantially all of the property and assets of the Company in accordance with Section 11.1, the Successor Person formed by such consolidation or into which the Company is merged or the successor Person or to which such sale, assignment, transfer, lease, conveyance or other disposition is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such Successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor Person or Persons shall be relieved of all obligations and covenants under this Indenture and the Securities and in the event of such sale, assignment, transfer, lease, conveyance or other disposition, except in the case of a lease, any such predecessor Person may be dissolved and liquidated. ARTICLE 12 SATISFACTION AND DISCHARGE OF INDENTURE, DEFEASANCE, UNCLAIMED MONEYS Section 12.1 Satisfaction and Discharge of Securities of Any Series. The Company shall be deemed to have satisfied and discharged this Indenture with respect to the entire indebtedness on all the Outstanding Securities of any particular series, and -58- 068301-0006-10016-Active.11878565.5 the Trustee, at the expense of the Company and upon Company Request, shall execute proper instruments acknowledging such satisfaction and discharge, when either: (a) all Outstanding Securities of such series theretofore authenticated and delivered (other than (i) any Securities of such series which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.7 and (ii) Outstanding Securities of such series for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company, as provided in Section 12.3) have been delivered to the Trustee for cancellation; or (b) (i) all Outstanding Securities of such series described in clause (a) above (other than the Securities referred to in the parenthetical phrase thereof) not theretofore delivered to the Trustee for cancellation have become due and payable by reason of the making of a notice of redemption or otherwise, will become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving 0 f notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company has irrevocably deposited or caused to be deposited with the Trustee as trust funds in trust solely for the benefit of Holders of Securities of such series cash in U.S. Dollars, Government Securities, or a combination thereof, in such amounts as will be sufficient without consideration of any reinvestment of interest to pay and discharge the entire indebtedness on all such Outstanding Securities of such series not therefore delivered to the Trustee for cancellation for principal, premium, if any, and accrued interest, if any, to the date of maturity or redemption; (ii) no Default (other than that resulting from borrowing funds to be applied to make such deposit or any similar and simultaneous deposit relating to other Indebtedness and the granting of Liens in connection therewith) with respect to the Indenture as it relates to the Securities of such series or the Securities of such series shall have occurred and be continuing on the date of such deposit or shall occur as a result of such deposit and such deposit will not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than this Indenture) to which the Company is a party or by which the Company is bound (other than resulting from any borrowing of funds to be applied to make such deposit and any similar and simultaneous deposit relating to such other Indebtedness and the granting of Liens in connection therewith); (iii) the Company has paid or caused to be paid all sums payable by it under this Indenture with respect to the Outstanding Securities of such series, including all fees due to the Trustee under Section 7.6; and (iv) the Company has delivered irrevocable instructions to the Trustee to apply the deposited money toward the payment of the Securities of such series at maturity or the redemption date, as the case may be. -59- 068301-0006-10016-Active.11878565.5

(c) In addition, the Company shall deliver to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the entire indebtedness on all Outstanding Securities of any such series have been satisfied. Upon the satisfaction of the conditions set forth in this Section 12.1 with respect to all the Outstanding Securities of any series, the terms and conditions with respect thereto set forth in this Indenture shall no longer be binding upon, or applicable to, the Company; provided, however, that the Company shall not be discharged from (a) any obligations under Section 7.6 and Section 7.10 and (b) any obligations under Section 3.6, Section 3.7, Section 5.1 and Section 12.3; and provided, further, that in the event a petition for relief under Bankruptcy Law is filed with respect to the Company within 91 days after the deposit, this Indenture with respect to the entire indebtedness on all Securities of such series shall not be discharged, and in such event the Trustee shall return such deposited funds or obligations as it is then holding to the Company upon Company Request. Section 12.2 Legal Defeasance and Covenant Defeasance. (a) Unless otherwise specified with respect to Securities of a particular series pursuant to Section 3.1, the Company may, at its option and at any time, elect to have Section 12.2(b) or Section 12.2( c) be applied to all Outstanding Securities of any series upon compliance with the conditions set forth below in this Section 12.2. (b) Upon the Company's exercise of the above option applicable to this Section 12.2(b) with respect to any Securities of or within a series, the Company shall, subject to the satisfaction ofthe conditions set forth in Section 12.2(d), be deemed to have been discharged from its obligations with respect to such Outstanding Securities on the date the conditions set forth in clause (d) of this Section 12.2 are satisfied (hereinafter, "Legal Defeasance"). For this purpose, Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by such Outstanding Securities which shall thereafter be deemed to be "Outstanding" only for the purposes of Section 12.3 and the other Sections of this Indenture referred to in clauses (i) and (ii) below, and to have satisfied all of its other obligations under the Securities of such series and this Indenture insofar as such Securities are concerned (and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (i) the rights of Holders of such Outstanding Securities to receive payments in respect of the principal of, and premium, if any, and interest, if any, on such Securities when such payments are due solely out of the trust fund created pursuant to clause (d) of this Section 12.2, and any rights of such Holder to convert such Securities into Common Stock of the Company or exchange such Securities for other securities; (ii) the Company's obligations with respect to such Securities concerning issuing temporary Securities, mutilated, destroyed, lost or stolen Securities and the maintenance of an office or agency for payment of money for security payments held in trust, and with respect to any rights to convert such Securities into Common Stock of the Company or exchange such Securities for other securities; (iii) the rights, powers, trusts, duties and immunities of the Trustee hereunder including, without limitation, the compensation, reimbursement and indemnities provided in -60- 068301-0006-10016-Active.l 1 878565.5

Section 7.6 herein, and the Company's obligations in connection therewith; and (iv) this Section 12.2(b). The Company may exercise its option under this Section 12.2(b) notwithstanding the prior exercise of its option under clause (c) of this Section 12.2 with respect to such Securities. (c) Upon the Company's exercise of the option to have this Section 12.2(c) apply with respect to any Securities of or within a series, the Company shall, subject to the satisfaction of the conditions set forth in Section 12.2(d), be released from its obligations under the covenants contained in Sections 4.7, 4.9 and 5.3 and its obligations under any covenants contained in any supplemental indenture applicable to such Securities with respect to such Outstanding Securities on and after the date the conditions set forth in clause (d) of this Section 12.2 are satisfied (hereinafter, "Covenant Defeasance"), and such Securities shall thereafter be deemed to be not "Outstanding" for the purposes of any direction, waiver, consent or declaration or Act of Ho lders (and the consequences of any thereo f) in connection with any such covenant or obligation, but shall continue to be deemed "Outstanding" for all other purposes hereunder. For this purpose, Covenant Defeasance means that, with respect to such Outstanding Securities, the Company may omit to comply with, and shall have no liability in respect of, any term, condition or limitation set forth in any such Section or such other covenant or obligation, whether directly or indirectly, by reason of any reference elsewhere herein to any such Section or such other covenant or obligation or by reason of reference in any such Section or such other covenant to any other provision herein or in any other document and such omission to comply shall not constitute a Default or an Event of Default under Section 6.1 but, except as specified above, the remainder of this Indenture and such Securities shall be unaffected thereby. In addition, upon the Company's exercise of the option to have this Section 12.2( c) apply with respect to any Securities of or within a series, subject to the satisfaction of the conditions set forth in Section 12.2(d), Sections 6.1(c), 6.1(d) and 6.l(g) shall not constitute Events of Default. (d) The fo llowing shall be the conditions to application of clause (b) or ( c) of this Section 12.2 to any Outstanding Securities of or within a series: (i) the Company shall irrevocably deposit with the Trustee, in trust, for the benefit of the Holders of the Securities of such series, cash in U.S. dollars, Government Securities, or a combination thereof, in such amounts as will be sufficient, in the opinion of a nationally recognized firm of independent public accountants, to pay the principal of, premium, if any, and interest, if any, due on the Securities of such series on the stated maturity date or on the redemption date, as the case may be, of such principal, premium, if any, or interest, if any, on the Securities of such series and the Company shall specify whether the Securities of such series are being defeased to maturity or to a particular redemption date; (ii) in the case of Legal Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel confirming that, subject to customary assumptions and exclusions, (x) the Company has received from, or there has been published by, the United States Internal Revenue Service a ruling, or (y) since the issuance of the Securities of such series, there has been a change in the applicable U.S. federal income -61- 068301·0006-10016-Active.11878565.5 tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confinn that, subject to customary assumptions and exclusions, the Holders of the Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes, as applicable, as a result of such Legal Defeasance and will be subject to U. S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Legal Defeasance had not occurred; (iii) in the case of Covenant Defeasance, the Company shall have delivered to the Trustee an Opinion of Counsel confinning that, subject to customary assumptions and exclusions, the Holders of the Securities of such series will not recognize income, gain or loss for U.S. federal income tax purposes as a result of such Covenant Defeasance and will be subject to U.S. federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred; (iv) no Default (other than that resulting from borrowing funds to be applied to make such deposit and any similar and simultaneous deposit relating to other Indebtedness and, in each case, the granting of Liens in connection therewith) shall have occurred and be continuing on the date of such deposit; (v) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute a default under, any material agreement or instrument (other than the Indenture) to which the Company is a party or by which the Company is bound (other than that resulting from any borrowing of funds to be applied to make the deposit required to effect such Legal Defeasance or Covenant Defeasance and any similar and simultaneous deposit relating to such other Indebtedness, and the granting of Liens in connection therewith); (vi) the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that, as of the date of such opinion and subject to customary assumptions and exclusions following the deposit, the trust funds will not be subject to the effect of Section 547 of Title 11 of the United States Code; (vii) the Company shall have delivered to the Trustee an Officer's Certificate stating that the deposit was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others; (viii) the Company shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel (which Opinion of Counsel may be subject to customary assumptions and exclusions), each stating that all conditions precedent for or relating to the Legal Defeasance or Covenant Defeasance under clause (b) or ( c) of this Section 12.2, as the case may be, have been complied with; and (ix) notwithstanding any other provision of this Section 12.2(d), such Legal Defeasance or Covenant Defeasance shall be effected in compliance with any additional or substitute terms, conditions or limitations in respect of the Securities of any series which may be imposed on the Company pursuant to Section 3.1. -62- 068301-0006-10016-Active.11878565.5

( e) Unless otherwise specified in or pursuant to this Indenture, if, after a deposit referred to in Section 12.2( d)(i) has been made, (i) the Holder of a Security in respect of which such deposit was made is entitled to, and does, elect pursuant to Section 3.1 or the terms of such Security to receive payment in a Currency other than that in which the deposit pursuant to Section 12.2( d) (i) has been made in respect of such Security, or (ii) a Conversion Event occurs in respect of the Foreign Currency in which the deposit pursuant to Section 12.2(d)(i) has been made, the indebtedness represented by such Security shall be deemed to have been, and will be, fully discharged and satisfied through the payment of the principal of, premium, if any, and interest, if any, on such Security as the same becomes due out of the proceeds yielded by converting (from time to time as specified below in the case of any such election) the amount or other property deposited in respect of such Security into the Currency in which such Security becomes payable as a result of such election or Conversion Event based on (x) in the case of payments made pursuant to clause (i) above, the applicable market exchange rate for such Currency in effect on the second Business Day prior to each payment date, or (y) with respect to a Conversion Event, the applicable market exchange rate for such Foreign Currency in effect (as nearly as feasible) at the time of the Conversion Event. The Company shall pay and indemnify the Trustee against any tax, fee or other charge, imposed on or assessed against the Government Securities deposited pursuant to this Section 12.2 or the principal or interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of such Outstanding Securities. Anything in this Section 12.2 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or Government Securities (or other property and any proceeds therefrom) held by it as provided in clause (d) of this Section 12.2 which, in the opinion of a nationally recognized firm of independent public accountants, which shall be delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect a Legal Defeasance or Covenant Defeasance, as applicable, in accordance with this Section 12.2. Section 12.3 Application of Trust Money. All money and obligations deposited with the Trustee pursuant to Section 12.1 or 12.2 shall be held irrevocably in trust, which shall be made under the terms of an escrow trust agreement in form and substance satisfactory to the Company and the Trustee. Such money and obligations shall be applied by the Trustee, in accordance with the provisions of the Securities, this Indenture and such escrow trust agreement, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal of (and premium, if any) and interest, if any, on the Securities for the payment of which such money and obligations have been deposited with the Trustee. If Securities of any series are to be redeemed prior to their Stated Maturity, whether pursuant to any optional redemption provisions or in accordance with any mandatory or optional sinking fund requirement, the Company shall give the required notice of redemption or shall make such arrangements as are satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company. -63- 068301-0006-10016-Active.11878565.5

Section 12.4 Repayment of Moneys Held by Paying Agent. In connection with the satisfaction and discharge of this Indenture with respect to Securities of any series, all moneys with respect to such series then held by any Paying Agent (and not required for such satisfaction and discharge) shall, upon receipt of a Company Request for the same, be repaid to the Company or paid to the Trustee and thereupon such Paying Agent shall be released from all further liability with respect to such moneys. Section 12.5 Return of Unclaimed Moneys Held by Trustee and Paying Agent. Any moneys deposited with or paid to the Trustee or any Paying Agent for the payment of the principal of, or premium, if any, or interest, if any, on, Securities of any series and which shall not be applied but shall remain unclaimed by the Holders of Securities of such series for two years after the date upon which such payment shall have become due and payable, shall be repaid to the Company by the Trustee on demand; and the Holder of any of such Securities entitled to receive such payment shall thereafter look only to the Company for the payment thereof; provided, however, that the Company or the Trustee, before making any such repayment, shall at the expense of the Company cause to be published once a week for two successive weeks (in each case, on any day of the week) in an Authorized Newspaper, or mail to each Holder, or both, a notice that said moneys have not been so applied and that after a date named therein any unclaimed balance of said moneys then remaining will be returned to the Company. If the Trustee or Paying Agent is unable to apply any money in accordance with Section 12.3 by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 12.1 or Section 12.2 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with Section 12.3; provided, however, that if the Company makes any payment of premium, if any, or interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money held by the Trustee or Paying Agent. ARTICLE 13 MISCELLANEOUS PROVISIONS Section 13.1 No Personal Liability of Directors, Officers, Employees and Stockholders. No director, officer, employee, incorporator or stockholder of the Company or any of its parent companies shall have any liability for any obligations of the Company under any Security or the Indenture or for any claim based on, in respect of, or by reason of such obligations or their creation. Each Holder by accepting Securities waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Securities. -64- 068301·0006·10016·Active.l 1 878565.5

Section 13.2 Provisions ofIndenture for the Sole Benefit of Parties and Holders. Nothing in this Indenture or in the Securities, expressed or implied, shall give or be construed to give to any Person, other than the parties hereto and their successors and the Holders of the Securities, any legal or equitable right, remedy or claim under this Indenture or under any covenant or provision herein contained, all such covenants and provisions being for the sole benefit of the parties hereto and their successors and the Holders of the Securities. Section 13.3 Successors and Assigns of Company Bound by Indenture. All the covenants, stipulations, promises and agreements in this Indenture contained by or on behalf of the Company shall bind its successors and assigns, whether so expressed or not. Section 13.4 Notices to Holders; Waiver. Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by first class mail, postage prepaid, to such Holders as their names and addresses appear on the Securities Register or otherwise in accordance with the procedures of the Depository within the time prescribed. All notices and communications (other than those sent to Holders) shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five calendar days after being deposited in the mail, postage prepaid, if mailed by first-class mail; when receipt acknowledged, if faxed; and the next Business Day after timely delivery to the courier, if sent by overnight air courier guaranteeing next day delivery. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance on such waiver. Neither the failure to give a notice, nor any defect in any notice to any particular Holder, shall affect the sufficiency of such notice with respect to other Holders, and any notice which is given in the manner herein provided shall be conclusively presumed to have been duly given. In case by reason of the suspension of publication of any Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders otherwise required or permitted under this Indenture, then such notification as shall be given with the approval ofthe Trustee shall constitute sufficient notice to such Holders for every purpose hereunder. Section 13.5 Addresses for Notices. Any notice or demand which by any provision of this Indenture is required or permitted to be given or served by the Trustee or by the Holders of Securities of any series on the Company may be given or served by registered mail or facsimile addressed (until another address is filed by the Company with the Trustee) as follows: The Narragansett Electric Company, 280 Melrose Street, Providence, Rhode Island 02907, Attention: Treasurer, with a copy to Simpson Thacher & Bartlett LLP, 425 Lexington Avenue, New York, New York 10017, Fax No.: (212) 455-2502; Attention: Vincent Pagano Jr., Esq. Any notice, direction, -65- 068301·0006-10016-Active.11878565.5 request or demand by the Company or any Holders of Securities of any series to or upon the Trustee shall be deemed to have been sufficiently given or made, for all purposes, if received at the Corporate Trust Office of such Trustee. Section 13.6 Officer's Certificates and Opinions of Counsel; Statements to Be Contained Therein. Upon any application or demand by the Company to the Trustee to take any action under any of the provisions of this Indenture, the Company shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent (including any covenants compliance with which constitutes a condition precedent), if any, have been complied with, except that in the case of any such application or demand as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or demand, no additional certificate or opinion need be furnished. Each certificate or opinion provided for in this Indenture (other than annual certificates provided pursuant to Section 4.10) and delivered to the Trustee with respect to compliance with a condition or covenant provided for in this Indenture shall include (a) a statement that the Person making such certificate or opinion has read such covenant or condition, (b) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based, (c) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with and (d) a statement as to whether or not, in the opinion of such Person, such condition or covenant has been complied with. Any certificate, statement or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of or representations by counsel, unless such officer knows that the certificate or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of counsel may be based, insofar as it relates to factual matters, upon the certificate, statement or opinion of or representations by an officer or officers of the Company, unless such counsel knows that the certificate, statement or opinion or representations with respect to the matters upon which his certificate, statement or opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate, statement or opinion of an officer of the Company or of counsel may be based, insofar as it relates to accounting matters, upon a certificate or opinion of or representations by an accountant or firm of accountants in the employ ofthe Company, unless such officer or counsel, as the case may be, knows that the certificate or opinion or representations with respect to the accounting matters upon which his certificate, statement or -66- 068301-0006-I0016-Active.11878565.5 opinion may be based as aforesaid are erroneous, or in the exercise of reasonable care should know that the same are erroneous. Any certificate or opinion of any independent firm of public accountants filed with the Trustee shall contain a statement that such firm is independent. Section 13.7 Separability Clause. In case any provision of this Indenture or of the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. Section 13.8 Legal Holidays. In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day in any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities, other than a provision in Securities of any series, or any Tranche thereof, or in the indenture supplemental hereto, Board Resolution or Officer's Certificate that establishes the terms of the Securities of such series or Tranche, which specifically states that such provision shall apply in lieu ofthis Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day. Section 13.9 Conflict of Any Provision of Indenture with Trust Indenture Act. If and to the extent that any provision of this Indenture limits, qualifies or conflicts with a provision of the Trust Indenture Act that is required under the Trust Indenture Act to be a part of and govern this Indenture, the latter provision shall control. If any provision of this Indenture modifies or excludes any provision of the Trust Indenture Act that may be so modified or excluded, the former provision shall control. Section 13.10 Governing Law. THIS INDENTURE AND EACH SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Section 13.11 Submission to Jurisdiction; Waiver of Jurv Trial. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NON-EXCLUSIVE WRISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN, NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, OR FOR RECOGNITION OR -67- 068301-0006-10016-Active.11878565.5

ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS INDENTURE SHALL AFFECT ANY RIGHT THAT THE COMPANY, THE TRUSTEE OR ANY HOLDER OF SECURITIES MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS INDENTURE AGAINST ANY PARTY HERETO OR ITS PROPERTIES IN THE COURTS OF ANY OTHER JURISDICTION. THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR ANY SECURITY. Section 13.12 No Security Interest Created. Subject to the provisions of Section 4.6, nothing in this Indenture or in any Securities, express or implied, shall be construed to constitute a security interest under the Uniform Commercial Code or similar legislation, as now or hereafter enacted and in effect in any jurisdiction where property of the Company or its Subsidiaries is or may be located. Section 13.13 Force Majeure. In no event shall the Trustee be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software or hardware) services; it being understood that the Trustee shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances. Section 13.14 Counterparts. This Indenture may be executed in any number of counterparts, and on separate counterparts, each of which shall be an original; but such counterparts shall together constitute but one and the same instrument. Section 13.15 Effect of Headings. The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the interpretation hereof. -68- 068301-0006-10016-Active.11878565.5

ARTICLE 14 REDEMPTION OF SECURITIES Section 14.1 Applicability of Article. The provisions of this Article shall be applicable to the Securities of any series which are redeemable before their Stated Maturity, except as otherwise specified as contemplated by Section 3.1 for Securities of such series. Section 14.2 Notice of Redemption; Selection of Securities. In case the Company shall desire to exercise the right to redeem all or, as the case may be, any part of the Securities of any series in accordance with their terms, it shall fix a Redemption Date and shall provide notice of such redemption at least 45 days prior to such Redemption Date to the Trustee and at least 30 days but no more than 60 days prior to such Redemption Date to the Holders of Securities of such series so to be redeemed as a whole or in part in the manner provided in Section 13.4, unless a different period is specified in the Securities to be redeemed, except that redemption notices may be mailed more than 60 days prior to a Redemption Date if the notice is issued in connection with Article 12 hereof. The notice provided in the manner herein specified shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the notice to the Holder of any Security of a series designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security of such series. Each such notice of redemption shall specify the Redemption Date, the Redemption Price, the CUSIP, Common Code, ISIN or other comparable number, the Place or Places of Payment, that the Securities of such series are being redeemed at the option of the Company pursuant to provisions contained in the terms of the Securities of such series or in a supplemental indenture establishing such series, if such be the case, together with a brief statement of the facts permitting such redemption, that payment will be made upon presentation and surrender of the applicable Securities at the Place or Places of Payment, that the Redemption Price together with any accrued and unpaid interest to the Redemption Date will be paid as specified in said notice, the conditions precedent to the redemption, and that on and after said Redemption Date any interest thereon or on the portions thereof to be redeemed will cease to accrue, and any information that is required to be included therein by the Depository. In case any Security of any series is to be redeemed in part only, the notice of redemption shall state the portion of the principal amount thereof to be redeemed and shall state that on and after the Redemption Date, upon surrender of such Security, a new Security or Securities of such series in principal amount equal to the unredeemed portion thereof will be issued, or, in the case of Securities providing appropriate space for such notation, at the option ofthe Holders the Trustee, in lieu of delivering a new Security or Securities as aforesaid, may make a notation on such Security of the payment of the redeemed portion thereof. On or before the Redemption Date with respect to the Securities of any series stated in the notice of redemption given as provided in this Section 14.2, the Company will deposit with -69- 068301-0006-10016-Active.11878565.5 the Trustee or with one or more Paying Agents an amount of money (except as otherwise specified as contemplated by Section 3.1 for the Securities of such series or if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 4.3) sufficient to redeem on such Redemption Date all the Securities or portions thereof so called for redemption at the applicable Redemption Price, together with any accrued and unpaid interest, if any, to, but not including, such Redemption Date. If the Company is redeeming less than all ofthe Securities of any series issued by it at any time, the Trustee will select the Securities of such series to be redeemed (a) ifthe Securities of such series are listed on any national securities exchange, in compliance with the requirements of the principal national securities exchange on which the Securities of such series are listed, (b) on a pro rata basis to the extent practicable or, if a pro rata basis is not practicable for any reason, by lot or by such other method as the Trustee shall deem fair and appropriate, or (c) by lot or such other similar method in accordance with the procedures of the Depository. If the Trustee shall use "CUSIP," "Common Code" or "ISIN" numbers in notices as a convenience to Holders, then any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee in writing of any change in the "CUSIP," "Common Code" or "ISIN" numbers. The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed. Section 14.3 Payment of Securities Called for Redemption. If notice of redemption has been given as above provided and the Company has deposited, on or before the Redemption Date, with the Trustee (and/or having irrevocably directed the Trustee to apply, from money held by it available to be used for the redemption of Securities) an amount in cash sufficient to redeem all of the Securities to be redeemed, the Securities or portions of Securities ofthe series specified in such notice shall become due and payable on the Redemption Date, and at the place or places stated in such notice at the applicable Redemption Price, together with any interest accrued and unpaid to, but not including, such Redemption Date, and on and after said Redemption Date any interest on the Securities or portion of Securities of any series so called for redemption shall cease to accrue. On presentation and surrender of such Securities at a Place of Payment in such notice specified, such Securities or the specified portions thereof shall be paid and redeemed by the Company at the applicable Redemption Price, together with any interest accrued and unpaid to, but not including, the Redemption Date, except that if such Redemption Date is an Interest Payment Date, interest shall be paid as provided in Section 3.8. Upon presentation of any Security redeemed in part only, the Company shall execute and the Trustee shall authenticate and make available for delivery to or on the order of the -70- 068301-0006-10016-Active.11878565.5

Holder thereof, at the expense of the Company, a new Security or Securities of such series, of authorized denominations, in principal amount equal to the unredeemed portion of the Security so presented. If a Security in global form is so surrendered, the Company shall execute, and the Trustee shall authenticate and deliver to the Depository for such Security in global form as shall be specified in the Company Order with respect thereto to the Trustee, without service charge, a new Security in global form in a denomination equal to and in exchange for the unredeemed portion of the principal of the Security in global form so surrendered. If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and any premium, until paid, shall bear interest from the Redemption Date at the rate prescribed therefor in the Security. -71- 068301-0006-10016-Active.11878565.5

IN WITNESS WHEREOF, each of the parties hereto has caused this Indenture to be duly executed on its behalf as of the date first above written. 068301·0006·10016·Aclivc.11878565.5 THE NARRAGANSETT ELECTRIC COMPANY By: II(~ Name: M lcohn Cooper Title: Treasurer Signed fol' and on behalf of THE BANK OF NEW YORK MELLON, as Trustee By: ____________________ __ Name: Title:

IN WITNESS WHEREOF, each ofthe parties hereto has caused this Indenture to be duly executed on its behalf as ofthe date first above written. 06830 I -0006-JOO I 6-Active. I 1878565.5 THE NARRAGANSETT ELECTRIC COMPANY By: ____________________ ___ Name: Malcolm Cooper Title: Treasurer Signed for and on behalf of ~,!~» NEW YORK ME/LLON, By: r j ----------------~I~--- Name: Title: Paul cattermole VICe President